                                                                       EXHIBIT G

                               COMPASS GROUP PLC

                       CONSOLIDATED FINANCIAL STATEMENTS

                               COMPASS GROUP PLC

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                       AUDITED CONSOLIDATED FINANCIAL STATEMENTS                                          PAGE
COMPASS GROUP PLC
Report of Independent Auditors.........................................................................................    F-1
Consolidated Profit and Loss Account for the fifty-two week periods ended September 29, 1996 and October 1, 1995 and
  the fifty-three week period ended October 2, 1994....................................................................    F-2
Consolidated Statement of Total Recognized Gains and Losses and Reconciliation of Movements in Consolidated
  Shareholders' Deficit for the fifty-two week periods ended September 29, 1996 and October 1, 1995 and the fifty-three
  week period ended October 2, 1994....................................................................................    F-3
Consolidated Balance Sheet at September 29, 1996 and October 1, 1995...................................................    F-4
Company Balance Sheet at September 29, 1996 and October 1, 1995........................................................    F-5
Consolidated Cash Flow Statement for the fifty-two week periods ended September 29, 1996 and October 1, 1995 and the
  fifty-three week period ended October 2, 1994........................................................................    F-6
Notes to the Consolidated Cash Flow Statement..........................................................................    F-7
Notes to the Financial Statements......................................................................................    F-9
                                  UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS
COMPASS GROUP PLC
Unaudited Interim Consolidated Profit and Loss Account for the 26 week periods ended March 30, 1997 and March 31,
  1996.................................................................................................................   F-35
Unaudited Interim Consolidated Balance Sheet at 30 March 1997 and 31 March 1996........................................   F-36
Unaudited Interim Consolidated Cash Flow Statement for the 26 week periods ended March 30, 1997 and March 31, 1996.....   F-37
Notes to the Unaudited Interim Consolidated Cash Flow Statement........................................................   F-38
Notes to the Unaudited Interim Consolidated Financial Statements.......................................................   F-39

                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF COMPASS GROUP PLC

     We have audited the accompanying consolidated balance sheets of Compass Group PLC and its subsidiaries ("the company") as of September 29, 1996 and October 1, 1995 and the related consolidated profit and loss account, and statements of total recognized gains and losses, changes in consolidated shareholders' deficit and cash flows for the 52 week periods ended September 29, 1996 and October 1, 1995 and the 53 week period ended October 2, 1994. These consolidated financial statements are the responsibility of the management of the company. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United Kingdom and the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the aforementioned consolidated financial statements present fairly, in all material respects, the financial position of the company at September 29, 1996 and October 1, 1995 and the results of its operations and cash flows for the 52 week periods ended September 29, 1996 and October 1, 1995 and the 53 week period ended October 2, 1994 in conformity with accounting principles generally accepted in the United Kingdom.

DELOITTE & TOUCHE
Chartered Accountants and Registered Auditors
London, England

December 10, 1996

                               COMPASS GROUP PLC

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT

                                                                                                  52 WEEK        52 WEEK
                                                                                                   PERIOD         PERIOD
                                                                                  EXCEPTIONAL       ENDED          ENDED
                                                                  BEFORE            ITEMS          SEP 29          OCT 1
                                                                EXCEPTIONAL         (NOTE            1996           1995
                                                                   ITEMS               5)           TOTAL          TOTAL
TURNOVER                                               NOTES    (POUNDS)M         (POUNDS)M      (POUNDS)M      (POUNDS)M
Continuing operations.............................               2,522.6                -         2,522.6        1,436.1
Acquisitions......................................                 114.3                -           114.3              -
                                                                 2,636.9                -         2,636.9        1,436.1
Discontinued operations...........................                  15.0                -            15.0           69.7
TOTAL TURNOVER....................................       2       2,651.9                -         2,651.9        1,505.8
OPERATING COSTS...................................       3      (2,515.1)            (6.7)       (2,521.8)      (1,414.6)
OPERATING PROFIT
Continuing operations.............................                 129.7                -           129.7           75.4
Acquisitions......................................                   3.9             (6.7)           (2.8)             -
                                                                   133.6             (6.7)          126.9           75.4
Discontinued operations...........................                   3.2                -             3.2           15.8
OPERATING PROFIT OF THE COMPANY AND ITS SUBSIDIARY
  UNDERTAKINGS....................................                 136.8             (6.7)          130.1           91.2
Share of profits of associated undertakings.......                   7.0                -             7.0              -
TOTAL OPERATING PROFIT............................       2         143.8             (6.7)          137.1           91.2
DISCONTINUED OPERATIONS
Sale of healthcare division.......................       5             -             20.0            20.0              -
PROFIT ON ORDINARY ACTIVITIES BEFORE INTEREST.....                 143.8             13.3           157.1           91.2
Interest receivable and similar income............                   7.4                -             7.4            1.2
Interest payable and similar charges..............       6         (36.9)               -           (36.9)         (19.2)
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION.....                 114.3             13.3           127.6           73.2
Tax on profit on ordinary activities..............       7         (29.6)             2.6           (27.0)         (18.8)
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION......                  84.7             15.9           100.6           54.4
Equity minority interests.........................                  (1.2)               -            (1.2)          (0.4)
PROFIT FOR THE FINANCIAL PERIOD...................                  83.5             15.9            99.4           54.0
Dividends.........................................       8         (27.3)               -           (27.3)         (22.0)
PROFIT FOR THE PERIOD RETAINED....................      18          56.2             15.9            72.1           32.0
EARNINGS PER SHARE................................       9                                           31.6p          22.6p
EARNINGS PER SHARE -- ADJUSTED....................       9          26.5p                                           22.6p

                                                        53
                                                      WEEK
                                                    PERIOD
                                                     ENDED
                                                     OCT 2
                                                      1994
TURNOVER                                             TOTAL
                                                    (POUNDS)M
Continuing operations.............................   851.2
Acquisitions......................................       -
                                                     851.2
Discontinued operations...........................    66.7
TOTAL TURNOVER....................................   917.9
OPERATING COSTS...................................  (855.1)
OPERATING PROFIT
Continuing operations.............................    48.4
Acquisitions......................................       -
                                                      48.4
Discontinued operations...........................    14.4
OPERATING PROFIT OF THE COMPANY AND ITS SUBSIDIARY
  UNDERTAKINGS....................................    62.8
Share of profits of associated undertakings.......       -
TOTAL OPERATING PROFIT............................    62.8
DISCONTINUED OPERATIONS
Sale of healthcare division.......................       -
PROFIT ON ORDINARY ACTIVITIES BEFORE INTEREST.....    62.8
Interest receivable and similar income............     1.2
Interest payable and similar charges..............    (8.3)
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION.....    55.7
Tax on profit on ordinary activities..............   (16.1)
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION......    39.6
Equity minority interests.........................    (0.2)
PROFIT FOR THE FINANCIAL PERIOD...................    39.4
Dividends.........................................   (15.0)
PROFIT FOR THE PERIOD RETAINED....................    24.4
EARNINGS PER SHARE................................    19.2p
EARNINGS PER SHARE -- ADJUSTED....................    19.2p

          See accompanying notes to consolidated financial statements.

                   CONSOLIDATED STATEMENT OF TOTAL RECOGNIZED
                                GAINS AND LOSSES

                                                                                           52 WEEK         52 WEEK         53 WEEK
                                                                                      PERIOD ENDED    PERIOD ENDED    PERIOD ENDED
                                                                                       SEP 29 1996      OCT 1 1995      OCT 2 1994
                                                                                         (POUNDS)M       (POUNDS)M       (POUNDS)M
Profit for the financial period....................................................           99.4            54.0            39.4
Unrealized surplus on revaluation of properties....................................              -               -             4.5
Currency translation differences on foreign currency net investments...............            3.9             3.7             4.1
Total gains and losses recognised in the period....................................          103.3            57.7            48.0

                   NOTE OF HISTORICAL COST PROFITS AND LOSSES

     There is no material difference between the reported operating profit and the equivalent historical cost amount. On an historical cost basis, the exceptional profit on disposal of the healthcare division would have been approximately (pounds)25.0m higher, giving a profit on ordinary activities before taxation of (pounds)152.6m in 1996.

       RECONCILIATION OF MOVEMENTS IN CONSOLIDATED SHAREHOLDERS' DEFICIT

                                                                                                52             52             53
                                                                                              WEEK           WEEK           WEEK
                                                                                            PERIOD         PERIOD         PERIOD
                                                                                             ENDED          ENDED          ENDED
                                                                                            SEP 29          OCT 1          OCT 2
                                                                                              1996           1995           1994
                                                                                            (POUNDS)M      (POUNDS)M      (POUNDS)M
Profit for the financial period....................................................           99.4           54.0           39.4
Dividends.........................................................................           (27.3)         (22.0)         (15.0)
                                                                                              72.1           32.0           24.4
Other recognised gains and losses relating to the period (net)....................             3.9            3.7            8.6
New share capital subscribed......................................................            10.7          307.9          151.5
Shares to be issued...............................................................            68.3           21.2              -
Goodwill arising on acquisitions..................................................          (235.9)        (709.8)        (368.7)
Goodwill transferred on disposal of business......................................            12.1              -              -
Net increase in shareholders' deficit.............................................           (68.8)        (345.0)        (184.2)
Opening shareholders' deficit.....................................................          (488.9)        (143.9)          40.3
Closing shareholders' deficit.....................................................          (557.7)        (488.9)        (143.9)

          See accompanying notes to consolidated financial statements.

                               COMPASS GROUP PLC

                           CONSOLIDATED BALANCE SHEET

                                                                                                              SEP 29         OCT 1
                                                                                                                1996          1995
FIXED ASSETS                                                                                    NOTES       (POUNDS)M     (POUNDS)M
Tangible assets, net..................................................................           10            256.1         295.6
Investments...........................................................................           11             14.1          15.6
                                                                                                               270.2         311.2
CURRENT ASSETS
Stocks................................................................................           12             73.0          50.5
Debtors: amounts falling due within one year, net.....................................           13            323.4         248.8
        amounts falling due after more than one year, net.............................           13             50.3          28.1
Cash at bank and in hand..............................................................                          90.2          81.9
                                                                                                               536.9         409.3
CREDITORS: amounts falling due within one year........................................           14           (708.1)       (562.5)
NET CURRENT LIABILITIES...............................................................                        (171.2)       (153.2)
TOTAL ASSETS LESS CURRENT LIABILITIES.................................................                          99.0         158.0
CREDITORS: amounts falling due after more than one year...............................           15           (584.5)       (580.2)
PROVISIONS FOR LIABILITIES AND CHARGES................................................           16            (69.2)        (64.2)
EQUITY MINORITY INTERESTS.............................................................                          (3.0)         (2.5)
NET LIABILITIES.......................................................................            2           (557.7)       (488.9)
CAPITAL AND RESERVES
Called up share capital...............................................................           17             15.9          15.5
Shares to be issued (including premium)...............................................           17             68.3          21.2
Share premium account.................................................................           18            680.8         649.3
Revaluation reserve...................................................................           18                -          25.0
Other reserve: goodwill...............................................................           18         (1,568.8)     (1,345.0)
Profit and loss account...............................................................           18            246.1         145.1
TOTAL EQUITY SHAREHOLDERS' DEFICIT....................................................                        (557.7)       (488.9)

          See accompanying notes to consolidated financial statements.

                               COMPASS GROUP PLC

                             COMPANY BALANCE SHEET

                                                                                                             SEP 29         OCT 1
                                                                                                               1996          1995
FIXED ASSETS                                                                                    NOTES       (POUNDS)M     (POUNDS)M
Tangible assets, net..................................................................           10             9.9           8.1
Investments...........................................................................           11         1,781.0       1,608.8
                                                                                                            1,790.9       1,616.9
CURRENT ASSETS
Debtors: amounts falling due within one year, net.....................................           13            17.8          37.8
        amounts falling due after more than one year, net.............................           13            20.0          16.1
Cash at bank and in hand..............................................................                         15.1           5.0
                                                                                                               52.9          58.9
CREDITORS: amounts falling due within one year........................................           14          (262.9)       (124.5)
NET CURRENT LIABILITIES...............................................................                       (210.0)        (65.6)
TOTAL ASSETS LESS CURRENT LIABILITIES.................................................                      1,580.9       1,551.3
CREDITORS: amounts falling due after more than one year...............................           15          (524.2)       (537.6)
NET ASSETS............................................................................                      1,056.7       1,013.7
CAPITAL AND RESERVES
Called up share capital...............................................................           17            15.9          15.5
Shares to be issued (including premium)...............................................           17            68.3          21.2
Share premium account.................................................................           18           680.8         649.3
Profit and loss account...............................................................           18           291.7         327.7
TOTAL EQUITY SHAREHOLDERS' FUNDS......................................................                      1,056.7       1,013.7

          See accompanying notes to consolidated financial statements.

                               COMPASS GROUP PLC

                        CONSOLIDATED CASH FLOW STATEMENT

                                                                         52 WEEK                   52 WEEK                   53 WEEK
                                                                    PERIOD ENDED              PERIOD ENDED              PERIOD ENDED
                                                                     SEP 29 1996                OCT 1 1995                OCT 2 1994
                                                          (POUNDS)M    (POUNDS)M    (POUNDS)M    (POUNDS)M    (POUNDS)M    (POUNDS)M
NET CASH INFLOW FROM OPERATING ACTIVITIES (note I).....                    177.8                     120.1                      94.2
RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
Interest received......................................      7.8                       1.2                       1.2
Interest paid..........................................    (29.4)                    (19.1)                     (8.3)
Dividends paid.........................................    (24.9)                    (16.7)                    (12.0)
NET CASH OUTFLOW FROM RETURNS ON INVESTMENTS
  AND SERVICING OF FINANCE.............................                    (46.5)                    (34.6)                   (19.1)
TAXATION
UK corporation tax paid................................     (4.6)                     (7.8)                    (11.6)
Overseas tax paid......................................    (18.1)                    (10.6)                     (3.9)
TOTAL TAX PAID.........................................                    (22.7)                    (18.4)                   (15.5)
FREE CASH FLOW.........................................                    108.6                      67.1                     59.6
INVESTING ACTIVITIES
Purchase of tangible fixed assets......................    (70.2)                    (57.0)                    (38.3)
Purchase of investments................................        -                      (4.4)                     (3.7)
Purchase of businesses (note VII)......................   (177.2)                   (236.0)                   (354.8)
Sale of business (note VII)............................    163.8                         -                         -
Sale of tangible fixed assets..........................      4.7                       2.8                       2.4
NET CASH OUTFLOW FROM INVESTING ACTIVITIES.............                    (78.9)                   (294.6)                  (394.4)
NET CASH INFLOW/(OUTFLOW) BEFORE FINANCING (note V)....                     29.7                    (227.5)                  (334.8)
FINANCING (note IV)
Issue of ordinary share capital........................     (1.8)                     (1.9)                   (151.5)
Decrease/(increase) in loans...........................      3.9                    (263.7)                   (189.7)
Capital element of finance lease rentals...............      5.2                       4.6                       0.4
NET CASH OUTFLOW/(INFLOW) FROM FINANCING                                     7.3                    (261.0)                  (340.8)
INCREASE IN CASH AND CASH EQUIVALENTS (note II)........                     22.4                      33.5                      6.0
                                                                            29.7                    (227.5)                  (334.8)

          See accompanying notes to consolidated financial statements.

                               COMPASS GROUP PLC

                 NOTES TO THE CONSOLIDATED CASH FLOW STATEMENT

                                                                                           52 WEEK         52 WEEK         53 WEEK
                                                                                      PERIOD ENDED    PERIOD ENDED    PERIOD ENDED
                                                                                       SEP 29 1996      OCT 1 1995      OCT 2 1994
                                                                                         (POUNDS)M       (POUNDS)M       (POUNDS)M
I. RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES:
  Operating profit.................................................................          130.1            91.2            62.8
  Depreciation.....................................................................           45.8            38.7            21.9
  Loss on disposal of fixed assets.................................................              -             0.2             0.3
  Increase in stocks...............................................................           (5.0)           (1.4)           (1.8)
  (Increase)/decrease in debtors...................................................          (19.2)           (4.5)            3.3
  Increase/(decrease) in creditors and provisions..................................           26.1            (4.1)            7.7
  Net cash inflow from operating activities........................................          177.8           120.1            94.2

II. ANALYSIS OF CHANGES IN CASH AND CASH EQUIVALENTS DURING THE PERIOD:
  Balance at beginning of period...................................................           65.3            30.7            24.2
  Net cash inflow in period before adjustments for the effect of foreign exchange
     rate change...................................................................           22.4            33.5             6.0
  Effect of foreign exchange rate change...........................................            2.4             1.1             0.5
  Balance at end of period.........................................................           90.1            65.3            30.7

                                                                                                CHANGE IN                  CHANGE IN
                                                                   SEP 29 1996    OCT 1 1995       PERIOD    OCT 2 1994       PERIOD
                                                                     (POUNDS)M     (POUNDS)M    (POUNDS)M     (POUNDS)M    (POUNDS)M
III. ANALYSIS OF THE BALANCES OF CASH AND CASH EQUIVALENTS AS
  SHOWN ON THE BALANCE SHEET:
  Cash at bank and in hand......................................          90.2          81.9          8.3          52.8         29.1
  Bank overdrafts...............................................          (0.1)        (16.6)        16.5         (22.1)         5.5
                                                                          90.1          65.3         24.8          30.7         34.6

                                                                                           SHARE CAPITAL               OBLIGATIONS
                                                                                              (INCLUDING             UNDER FINANCE
                                                                                                PREMIUM)    LOANS           LEASES
                                                                                               (POUNDS)M    (POUNDS)M     (POUNDS)M
IV. ANALYSIS OF CHANGES IN FINANCING DURING THE PERIOD:
  Balance at October 3 1994.............................................................           356.9    244.1              9.3
  Cash flows from financing.............................................................             1.9    263.7                -
  Issue of shares for non-cash consideration............................................           327.2        -                -
  Inception of finance lease contracts..................................................               -        -              5.6
  Arising on acquisition................................................................               -      3.8              4.0
  Capital element of finance lease rentals..............................................               -        -             (4.6)
  Effect of foreign exchange rate change................................................               -     (4.6)               -
  Balance at October 1 1995.............................................................           686.0    507.0             14.3
  Cash flows from financing.............................................................             1.8     (3.9)               -
  Issue of shares for non-cash consideration............................................            77.2        -                -
  Inception of finance lease contracts..................................................               -        -              4.4
  Arising on acquisition................................................................               -     29.4              9.0
  Capital element of finance lease rentals..............................................               -        -             (5.2)
  Balance at September 29 1996..........................................................           765.0    532.5             22.5

                               COMPASS GROUP PLC

                                                                                           52 WEEK         52 WEEK         53 WEEK
                                                                                      PERIOD ENDED    PERIOD ENDED    PERIOD ENDED
                                                                                       SEP 29 1996      OCT 1 1995      OCT 2 1994
                                                                                         (POUNDS)M       (POUNDS)M       (POUNDS)M
V. ANALYSIS OF CHANGES IN NET BORROWINGS:
  Opening net borrowings at beginning of period....................................          441.7           213.4            34.3
  Net cash (inflow)/outflow before financing.......................................          (29.7)          227.5           334.8
  Capital element of finance lease rentals.........................................            5.2             4.6             0.4
  Arising on acquisition...........................................................           29.4             3.8               -
  Issue of ordinary share capital..................................................           (1.8)           (1.9)         (151.5)
  Effect of foreign exchange rate change...........................................           (2.4)           (5.7)           (4.6)
  Closing net borrowings at end of period..........................................          442.4           441.7           213.4
  Net borrowings comprise loans and overdrafts less cash and cash equivalents.

                                                                             52 WEEK         52 WEEK         53 WEEK         52 WEEK
                                                                        PERIOD ENDED    PERIOD ENDED    PERIOD ENDED    PERIOD ENDED
                                                                         SEP 29 1996      OCT 1 1995      OCT 2 1994     SEP 29 1996
                                                                           (POUNDS)M       (POUNDS)M       (POUNDS)M       (POUNDS)M
                                                                           PURCHASES       PURCHASES       PURCHASES       DISPOSALS
VI. PURCHASE AND DISPOSAL OF BUSINESSES:
  Net assets acquired/(disposed of):
  Tangible fixed assets..............................................           70.1            28.8            81.9         (129.7)
  Investment in associates...........................................            0.3             3.4               -              -
  Stocks.............................................................           19.6            16.3            21.0           (2.1)
  Debtors............................................................           83.8           135.2            52.3          (10.0)
  Cash...............................................................           26.7            37.5               -           (3.2)
  Bank overdrafts/loans..............................................          (11.5)           (6.1)          (13.2)             -
  Creditors..........................................................         (133.3)         (211.5)         (130.6)          10.5
  Provisions.........................................................           (4.9)           (9.8)          (45.3)             -
  Tax................................................................            1.1           (21.2)           (2.4)             -
  Minority interests.................................................           (0.5)           (1.6)            2.8              -
  Share of net assets already owned at date of acquisition...........           (4.7)              -               -              -
                                                                                46.7           (29.0)          (33.5)        (134.5)
  Profit on disposal and costs and liabilities retained..............              -               -               -          (32.2)
  Goodwill acquired/(disposed of)....................................          243.0           709.8           368.7          (12.1)
                                                                               289.7           680.8           335.2         (178.8)
  Satisfied by:
  Cash payable/(receivable)..........................................          162.5           268.7           331.3         (170.8)
  Shares and shares to be issued.....................................           77.2           327.2               -              -
  Deferred consideration.............................................           31.6            84.9             3.9              -
  Loan notes.........................................................           18.4               -               -              -
  Deferred consideration receivable..................................              -               -               -           (8.0)
                                                                               289.7           680.8           335.2         (178.8)
VII. ANALYSIS OF NET OUTFLOW OF CASH AND CASH EQUIVALENTS IN RESPECT
     OF THE PURCHASE AND DISPOSAL OF SUBSIDIARY UNDERTAKINGS:
  Cash consideration paid/(received net of liabilities settled)......          162.5           268.7           331.3         (167.0)
  Cash (acquired)/disposed of........................................          (26.7)          (37.5)              -            3.2
  Overdrafts acquired................................................            0.5             2.3            13.2              -
                                                                               136.3           233.5           344.5         (163.8)
  Deferred consideration and costs relating to previous
     acquisitions....................................................           40.9             2.5            10.3              -
                                                                               177.2           236.0           354.8         (163.8)

     There were no disposals of businesses in the 52 week period ended October 1 1995 or in the 53 week period ended October 2 1994.

                               COMPASS GROUP PLC

                       NOTES TO THE FINANCIAL STATEMENTS

1 ACCOUNTING POLICIES

     The financial statements have been prepared in conformity with accounting principles generally accepted in the United Kingdom ("UK GAAP") and are presented under the historical cost convention as modified by the revaluation of land and buildings. The particular policies adopted are described below. Amounts are expressed in pounds sterling.

     In preparing these financial statements, certain reclassifications and changes in presentation have been made to the financial statements presented in the Compass Group PLC Annual Reports in order to conform more closely with accounting presentation and disclosure requirements applicable in the United States. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities and assets at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  (A) ACCOUNTING CONVENTION

     The financial statements are prepared under the historical cost convention as modified by the revaluation of certain tangible fixed assets.

  (B) CONSOLIDATION

     The consolidated financial statements include the financial statements of Compass Group PLC and its subsidiary undertakings ("subsidiary companies") and associated undertakings drawn up to 29 September 1996. In accordance with local statutory requirements, the results of certain overseas companies have been drawn up to 30 September 1996.

  (C) GOODWILL

     Purchased goodwill is written off direct to reserves in the period in which it arises.

  (D) FOREIGN CURRENCIES

     The assets and liabilities of foreign subsidiary companies are translated into sterling at the rates of exchange ruling at the period end. Gains and losses resulting from the realignment of opening foreign currency balances to the period end rates and on inter-company long term loans are treated as movements on reserves.

     The results of foreign subsidiary companies are translated into sterling at the average rates of exchange for the accounting period. Gains or losses resulting from the translation of these results from the average rates to the period end rates are treated as movements on reserves. All other exchange differences are dealt with through the profit and loss account.

  (E) STOCKS

     Stocks are valued at the lower of cost and net realisable value.

  (F) DEFERRED EXPENDITURE

     Expenditure incurred during the rebranding or development of catering outlets prior to commencement of trading is carried forward within prepayments and written off over a period of between one and five years so as to properly match costs and revenues.

  (G) TURNOVER

     Turnover represents the invoiced value, excluding value added tax, of goods and services supplied to third parties.

  (H) TANGIBLE FIXED ASSETS AND DEPRECIATION

     Fixed assets are carried at cost or professional valuation less depreciation, which is provided on their book values at rates calculated to write down each asset to its residual value over its estimated remaining useful life on a straight line basis, within the following ranges:

                               COMPASS GROUP PLC

 -- Freehold buildings: 2% per annum
 -- Long term leasehold property: 2% per annum
 -- Short term leasehold property: the life of the lease
 -- Plant and machinery: 10% to 25% per annum
 -- Fixtures and fittings: 10% to 25% per annum
 -- Freehold land is not depreciated

  (I) INVESTMENTS IN SUBSIDIARY COMPANIES

     Investments held as fixed assets are stated at cost, less any provision for permanent diminution in value.

  (J) PENSION COSTS AND OTHER POST-RETIREMENT BENEFITS

     Pension costs and other post-retirement benefits, which are periodically calculated by professionally qualified actuaries, are charged against profits so that the expected costs of providing pensions are recognised during the period in which benefit is derived from the employee's services.

  (K) DEFERRED TAX

     Deferred tax is provided at the anticipated tax rates on timing differences arising from the inclusion of items of income and expenditure in tax computations in periods different from those in which they are included in the financial statements to the extent that it is probable that a liability or asset will crystallize in the future.

  (L) LEASES

     Assets held under finance leases and hire purchase contracts are capitalised at their fair value on the inception of the leases and depreciated over their estimated useful lives. The finance charges are allocated over the period of the lease in proportion to the capital amount outstanding.

     Rental costs under operating leases are charged to the profit and loss account in equal annual amounts over the period of the leases.

                               COMPASS GROUP PLC

2 TURNOVER, OPERATING PROFIT AND NET LIABILITIES

                                                                    52 WEEK                                    52 WEEK
                    CONTINUING                  DISCONTINUED   PERIOD ENDED   CONTINUING   DISCONTINUED   PERIOD ENDED   CONTINUING
                    OPERATIONS   ACQUISITIONS     OPERATIONS    SEP 29 1996   OPERATIONS     OPERATIONS     OCT 1 1995   OPERATIONS
                     (POUNDS)M      (POUNDS)M      (POUNDS)M      (POUNDS)M    (POUNDS)M      (POUNDS)M      (POUNDS)M    (POUNDS)M
TURNOVER
Catering..........     2,522.6          114.3              -        2,636.9      1,436.1              -        1,436.1        851.2
Healthcare........           -              -           15.0           15.0            -           69.7           69.7            -
                       2,522.6          114.3           15.0        2,651.9      1,436.1           69.7        1,505.8        851.2
Geographical
  analysis:
 -- United
  Kingdom.........       579.8            7.9           15.0          602.7        494.2           69.7          563.9        456.1
 -- Continental
  Europe and
   the rest of the
  world...........     1,179.4           98.0              -        1,277.4        244.9              -          244.9        196.5
 -- North
  America.........       763.4            8.4              -          771.8        697.0              -          697.0        198.6
                       2,522.6          114.3           15.0        2,651.9      1,436.1           69.7        1,505.8        851.2
OPERATING PROFIT
Catering* **......       136.7           (2.8)             -          133.9         75.4              -           75.4         48.4
Healthcare........           -              -            3.2            3.2            -           15.8           15.8            -
                         136.7           (2.8)           3.2          137.1         75.4           15.8           91.2         48.4
Geographical
  analysis:
 -- United
  Kingdom.........        40.4            0.2            3.2           43.8         35.2           15.8           51.0         31.0
 -- Continental
  Europe and
   the rest of the
  world*..........        64.0            3.8              -           67.8         13.1              -           13.1         10.8
 -- North
  America**.......        32.3           (6.8)             -           25.5         27.1              -           27.1          6.6
                         136.7           (2.8)           3.2          137.1         75.4           15.8           91.2         48.4

                                        53 WEEK
                    DISCONTINUED   PERIOD ENDED
                      OPERATIONS     OCT 2 1994
                       (POUNDS)M      (POUNDS)M
TURNOVER
Catering..........             -          851.2
Healthcare........          66.7           66.7
                            66.7          917.9
Geographical
  analysis:
 -- United
  Kingdom.........          66.7          522.8
 -- Continental
  Europe and
   the rest of the
  world...........             -          196.5
 -- North
  America.........             -          198.6
                            66.7          917.9
OPERATING PROFIT
Catering* **......             -           48.4
Healthcare........          14.4           14.4
                            14.4           62.8
Geographical
  analysis:
 -- United
  Kingdom.........          14.4           45.4
 -- Continental
  Europe and
   the rest of the
  world*..........             -           10.8
 -- North
  America**.......             -            6.6
                            14.4           62.8

 * Including (pounds)7.0 million for associates in 1996 (1995: (pounds)nil; 1994: (pounds)nil)

** Including (pounds)6.7 million for exceptional restructuring costs in 1996 (1995: (pounds)nil; 1994: (pounds)nil)

                               COMPASS GROUP PLC

                                                                                                          52 WEEK         52 WEEK
                                                                                                     PERIOD ENDED    PERIOD ENDED
                                                                                                      SEP 29 1996      OCT 1 1995
                                                                                                        (POUNDS)M       (POUNDS)M
NET LIABILITIES
Continuing operations:
Catering
 -- United Kingdom................................................................................          (41.8)          (37.9)
 -- Continental Europe and the rest of the world..................................................          (58.0)          (92.6)
 -- North America.................................................................................          (15.5)          (45.5)
                                                                                                           (115.3)         (176.0)
Discontinued operations:
Healthcare
 -- United Kingdom................................................................................              -           128.8
                                                                                                           (115.3)          (47.2)
Loans and overdrafts less cash and cash equivalents...............................................         (442.4)         (441.7)
                                                                                                           (557.7)         (488.9)

3 OPERATING COSTS

                                                                                                                            53 WEEK
                                                                                                                             PERIOD
                                                                                                                              ENDED
                                                52 WEEK PERIOD ENDED SEP 29 1996       52 WEEK PERIOD ENDED OCT 1 1995   OCT 2 1994
                              CONTINUING   ACQUISITIONS   DISCONTINUED     TOTAL   CONTINUING   DISCONTINUED     TOTAL   CONTINUING
                               (POUNDS)M      (POUNDS)M      (POUNDS)M   (POUNDS)M  (POUNDS)M      (POUNDS)M   (POUNDS)M  (POUNDS)M
Movement in stocks of
  finished goods and work in
  progress...................       (2.3)             -              -      (2.3)        (2.5)             -      (2.5)        (3.0)
Raw materials and
  consumables................    1,030.9           39.7            1.9   1,072.5        586.8            8.1     594.9        342.1
Other external charges.......      290.8           30.3            4.7     325.8        177.5           19.8     197.3         99.4
Staff costs..................    1,029.4           45.4            5.2   1,080.0        563.9           22.3     586.2        345.4
Depreciation of tangible
  fixed assets
   -- owned assets...........       39.8            1.3              -      41.1         30.9            3.7      34.6         18.1
   -- leased assets..........        4.3            0.4              -       4.7          4.1              -       4.1          0.8
                                 2,392.9          117.1           11.8   2,521.8      1,360.7           53.9   1,414.6        802.8
Other external charges
  include:
Property lease rentals.......                                                9.6                                  10.0
Concession rentals...........                                               94.1                                  71.5
Fees paid to the auditors:
Auditors' remuneration.......                                                1.2                                   0.7
Taxation.....................                                                0.4                                   0.2
Other fees...................                                                0.2                                   0.1
                                                                             1.8                                   1.0

                           53 WEEK PERIOD ENDED OCT 2 1994
                               DISCONTINUED   TOTAL
                                  (POUNDS)M   (POUNDS)M
Movement in stocks of
  finished goods and work in
  progress...................             -    (3.0)
Raw materials and
  consumables................           7.4   349.5
Other external charges.......          21.0   120.4
Staff costs..................          20.9   366.3
Depreciation of tangible
  fixed assets
   -- owned assets...........           3.0    21.1
   -- leased assets..........             -     0.8
                                       52.3   855.1
Other external charges
  include:
Property lease rentals.......                   5.4
Concession rentals...........                  37.2
Fees paid to the auditors:
Auditors' remuneration.......                   0.6
Taxation.....................                   0.2
Other fees...................                   0.1
                                                0.9

     Further fees of (pounds)0.3m (1995: (pounds)0.9m; 1994: (pounds)0.6m) have also been paid to Deloitte & Touche in respect of acquisitions of subsidiary companies where costs have been charged as part of the cost of acquisition.

     As permitted by Section 230 of the Companies Act 1985, the profit and loss account for the parent company is not presented as part of these accounts. The consolidated profit for the period includes a loss of (pounds)8.7m for the 52 week period to September 29 1996 and profits of (pounds)329.7m and (pounds)11.1m for the 52 week period to October 1 1995 and for the 53 week period to October 2 1994 respectively which are dealt with in the accounts of the parent company.

                               COMPASS GROUP PLC

4 DIRECTORS AND EMPLOYEES

  DIRECTORS' EMOLUMENTS

     The gross emoluments of directors, including incentive compensation but excluding pension and National Insurance contributions, were in the bands shown below.

                                                               NUMBER OF DIRECTORS
                                                            1996      1995      1994
(pounds)       0-(pounds)  5,000                                 1         4*        1
(pounds) 15,001-(pounds) 20,000                                  -         -         1
(pounds) 20,001-(pounds) 25,000                                  1         1         -
(pounds) 25,001-(pounds) 30,000                                  1         1         -
(pounds) 35,001-(pounds) 40,000                                  1         -         -
(pounds) 45,001-(pounds) 50,000                                  -         1         -
(pounds) 50,001-(pounds) 55,000                                  1         -         -
(pounds)115,001-(pounds)120,000                                  1*        -         -
(pounds)150,001-(pounds)155,000                                  -         1         -
(pounds)190,001-(pounds)195,000                                  -         -         1
(pounds)230,001-(pounds)235,000                                  -         -         1
(pounds)270,001-(pounds)275,000                                  -         -         1
(pounds)280,001-(pounds)285,000                                  -         -         1
(pounds)295,001-(pounds)300,000                                  -         1         -
(pounds)310,001-(pounds)315,000                                  1         -         -
(pounds)315,001-(pounds)320,000                                  1         -         -
(pounds)320,001-(pounds)325,000                                  1         -         -
(pounds)325,001-(pounds)330,000                                  -         1         -
(pounds)330,001-(pounds)335,000                                  1         1         -
(pounds)345,001-(pounds)350,000                                  1         -         -
(pounds)555,001-(pounds)560,000                                  1         1         -

* Directors for part of the period only.

  EMPLOYEES

                                                                                           52 WEEK         52 WEEK         53 WEEK
                                                                                      PERIOD ENDED    PERIOD ENDED    PERIOD ENDED
                                                                                       SEP 29 1996      OCT 1 1995      OCT 2 1994
                                                                                            NUMBER          NUMBER          NUMBER
The average number of employees, including part time employees, was:
United Kingdom:
Catering...........................................................................         35,651          27,864          23,853
Healthcare.........................................................................              -           1,550           1,582
                                                                                            35,651          29,414          25,435
Overseas...........................................................................         72,192          25,860          11,057
                                                                                           107,843          55,274          36,492
The aggregate remuneration of all employees comprised:                                   (POUNDS)M       (POUNDS)M       (POUNDS)M
Wages and salaries.................................................................          886.2           485.3           318.5
Social security costs..............................................................          178.6            89.6            39.7
Other pension costs................................................................           15.2            11.3             8.1
                                                                                           1,080.0           586.2           366.3

                               COMPASS GROUP PLC

                                                                                                          52 WEEK         52 WEEK
                                                                                                     PERIOD ENDED    PERIOD ENDED
                                                                                                      SEP 29 1996      OCT 1 1995
REMUNERATION AND SHARE OPTION INFORMATION                                                             (POUNDS)000     (POUNDS)000
The aggregate emoluments of the directors of Compass Group PLC were as follows:
Salary............................................................................................          1,822           1,244
Incentive compensation............................................................................            634             536
                                                                                                            2,456           1,780
Pension and National Insurance contributions......................................................            251             307
                                                                                                            2,707*          2,087

* This includes three directors for a full year, who were only directors for a part of the 52 week period ended October 1 1995.

     The aggregate remuneration of the individual directors of Compass Group PLC was as follows:

                                                                          CASH                                   52 WEEK
                                                                     INCENTIVE                 LONG TERM    PERIOD ENDED
                                            SALARY    BENEFITS    COMPENSATION    SUB-TOTAL    INCENTIVE     SEP 29 1996
                                            (POUNDS)000 (POUNDS)000  (POUNDS)000  (POUNDS)000  (POUNDS)000   (POUNDS)000
EXECUTIVE
F H Mackay*..............................      360          37              54          451          105             556
M J Bailey...............................      220          23              33          276           71             347
C D Bucknall.............................      195          28              29          252           61             313
A F Dupuis...............................      205          16              31          252           70             322
J R Greenwood............................      109           9               -          118            -             118
(resigned July 19 1996)
R J Matthews.............................      215          22              32          269           63             332
F L Ternofsky............................      215          20              32          267           53             320
NON-EXECUTIVE
D P Cassidy..............................       25           -               -           25            -              25
P E B Cawdron............................       30           -               -           30            -              30
J Du Monceau.............................       38           -               -           38            -              38
J M Thomson**............................       55           -               -           55            -              55
Total....................................    1,667         155             211        2,033          423           2,456

                                                52 WEEK
                                           PERIOD ENDED
                                             OCT 1 1995
                                            (POUNDS)000
EXECUTIVE
F H Mackay*..............................           559
M J Bailey...............................             3
C D Bucknall.............................           299
A F Dupuis...............................             3
J R Greenwood............................           151
(resigned July 19 1996)
R J Matthews.............................           335
F L Ternofsky............................           329
NON-EXECUTIVE
D P Cassidy..............................            22
P E B Cawdron............................            28
J Du Monceau.............................             1
J M Thomson**............................            50
Total....................................         1,780

* Highest paid director  ** Chairman

     The National Insurance contributions of the Chairman were (pounds)nil (1995; (pounds)nil) and the National Insurance and pension contributions of the highest paid director were (pounds)87,128 (1995: (pounds)101,820). The Chairman was not granted any options under the employee share option schemes to subscribe for shares (1995: nil) while the highest paid director was granted options to subscribe for 102,240 shares (1995: 100,000 shares).

     During the 52 week period ended October 1 1996, a long-term incentive bonus scheme was introduced for the executive directors. The incentive is based on specific performance targets for a three year period, starting in 1994/95, and is partly payable in cash and partly by the Company allocating shares to the individual via the Company's ESOP. The cash incentive compensation shown above was paid in December 1996 and is based on targets relating to 1995/96. The shares are part of a long term share ownership plan, which would involve the executive in keeping his entitlement for at least five years in order to be able to obtain the maximum shares available. Financial targets to be met include earnings per share target, profit before taxation target and profit before interest for divisional directors. The non-executive directors do not participate in the incentive scheme. G Pelisson served as a non-executive director during the period but received no remuneration.

                               COMPASS GROUP PLC

     The maximum number of shares to be allocated to the directors under the scheme are as follows:

                                                                                                             BENEFITS
                                                                                                  AS AT    ARISING IN          AS AT
                                                                                             OCT 1 1995      THE YEAR    SEP 29 1996
F H Mackay...............................................................................        39,840        21,350         61,190
M J Bailey...............................................................................        23,950        14,450         38,400
C D Bucknall.............................................................................        16,960        12,400         29,360
A F Dupuis...............................................................................             -        14,250         14,250
R J Matthews.............................................................................        23,950        12,800         36,750
F L Ternofsky............................................................................        23,150        10,800         33,950

     DIRECTORS' INTERESTS IN THE SHARES OF COMPASS GROUP PLC

     The interests, as defined by the Companies Act 1985, of the directors, their spouses and minor children in the ordinary shares of 5p each of the Company were as follows:

                                                                                           OPTIONS OVER SHARES
                                                           SHARES                                  GRANTED      EXERCISED
                                                  OCT 1 1995     SEP 29 1996     OCT 1 1995    DURING YEAR    DURING YEAR
J M Thomson...................................         5,263           5,263              -              -              -
F H Mackay....................................       644,945         644,945      1,156,838        102,240          8,816*
M J Bailey....................................             -               -        170,806         60,000              -
C D Bucknall..................................       878,966         878,966        577,608         63,733              -
D P Cassidy...................................             -           5,208              -              -              -
P E B Cawdron.................................         1,300           1,300              -              -              -
A F Dupuis....................................             -         716,504              -         60,000              -
R J Matthews..................................         2,768           2,768        591,716         60,000              -
J Du Monceau..................................             -         206,903              -              -              -
F L Ternofsky.................................        11,973          11,973        350,207         63,733              -


                                                 SEP 29 1996
J M Thomson...................................             -
F H Mackay....................................     1,250,262
M J Bailey....................................       230,806
C D Bucknall..................................       641,341
D P Cassidy...................................             -
P E B Cawdron.................................             -
A F Dupuis....................................        60,000
R J Matthews..................................       651,716
J Du Monceau..................................             -
F L Ternofsky.................................       413,940

     G Pelisson had no interest in shares or options over shares during the period.

     * The exercise price was (pounds)1.23 per share and the market value at the date of exercise was (pounds)5.42 per share.

     At September 29 1996 Messers Mackay, Bailey, Bucknall, Dupuis, Matthews and Ternofsky had a technical interest in 3,940,230 shares held by the Group's Employee Share Trust. At October 1 1995, Messrs Mackay, Bailey, Bucknall, Dupuis, Matthews and Ternofsky had a similar technical interest in 4,248,169 shares. There were no interests in loan stock at either date. In addition, the ESOP is entitled to acquire 3,740,000 shares under a call arrangement entered into with NatWest Securities on May 17 1996 at a price of (pounds)5.28 and these directors are also regarded as having an interest in these shares for UK Companies Act purposes.

     The mid-market price of the shares at October 1 1995 and September 29 1996 was (pounds)4.24 and (pounds)5.59 respectively. The share price fluctuated between (pounds)4.24 per share and (pounds)6.16 per share in the 52 week period ended September 29 1996.

                               COMPASS GROUP PLC

     An analysis of options held by directors at September 29 1996 is set out below.

OPTION PRICE
  (PENCE)       EXERCIZABLE                M J BAILEY    C D BUCKNALL    A F DUPUIS    F H MACKAY    R J MATTHEWS    F L TERNOFSKY
UNDER THE EXECUTIVE SHARE OPTION SCHEME
157.25p         May 24 1992-May 24 1999             -               -             -        99,877               -                -
160.38p           Jul 3 1993-Jul 3 2000             -               -             -       177,562          59,926                -
183.36p           Jul 1 1994-Jul 1 2001             -               -             -        37,731          22,195                -
184.73p         Dec 20 1994-Dec 20 2001             -         221,954             -        66,585          46,610                -
191.94p         Jan 15 1995-Jan 15 1999             -               -             -        77,682          53,267                -
189.23p           Aug 5 1995-Aug 5 1999             -         110,977             -       166,465         122,074                -
239.27p         May 20 1996-May 20 2000             -         105,530             -       211,060         116,083                -
231.21p         May 24 1996-May 24 2003        31,659               -             -             -               -                -
241.16p         Jun 30 1996-Jun 30 2003             -               -             -             -               -          211,060
291.86p         Apr 28 1997-Apr 28 2004        79,147          79,147             -       211,060         105,530           79,147
388.00p         Jul 12 1998-Jul 12 2002        60,000          60,000             -       100,000          60,000           60,000
528.00p*        May 16 1999-May 16 2003        60,000          60,000        60,000       100,000          60,000           60,000
                                              230,806         637,608        60,000     1,248,022         645,685          410,207
UNDER THE SAYE OPTION SCHEME
286.00p          Sep 1 2000-Mar 31 2003             -               -             -             -           6,031                -
462.00p*         Sep 1 2001-Mar 31 2004             -           3,733             -         2,240               -            3,733
                                                    -           3,733             -         2,240           6,031            3,733

OPTION PRICE
  (PENCE)          TOTAL
UNDER THE EXECUTIVE SHARE OPTION SCHEME
157.25p           99,877
160.38p          237,488
183.36p           59,926
184.73p          335,149
191.94p          130,949
189.23p          399,516
239.27p          432,673
231.21p           31,659
241.16p          211,060
291.86p          554,031
388.00p          340,000
528.00p*         400,000
               3,232,328
UNDER THE SAYE OPTION SCHEME
286.00p            6,031
462.00p*           9,706
                  15,737

* Options granted during the year

     PENSIONS

     Directors' pensions are based on salary only, with bonuses and other benefits excluded. All executive directors are members of the Compass Group PLC Final Salary Pension Scheme apart from A F Dupuis. The non-executive directors are not members of any Compass Group PLC pension scheme.

     DIRECTORS' SERVICE CONTRACTS

     Each of the executive directors has a service agreement with Compass Group PLC. All of these service agreements have rolling notice periods of two years. This has been considered by the Remuneration Committee and it has been decided to retain these notice periods on the basis that it is appropriate to the nature of the Company's business. The non-executive directors do not have service agreements with Compass Group PLC.

     DIRECTORS' INTERESTS IN CONTRACTS

     No contract subsisted during or at the end of the financial year in which any director of the Company has or had a material interest.

5 EXCEPTIONAL ITEMS

                                                                                           52 WEEK         52 WEEK         53 WEEK
                                                                                      PERIOD ENDED    PERIOD ENDED    PERIOD ENDED
                                                                                       SEP 29 1996      OCT 1 1995      OCT 2 1994
                                                                                         (POUNDS)M       (POUNDS)M       (POUNDS)M
Exceptional operating costs -- continuing operations
Restructuring costs arising from Service America acquisition.......................           (6.7)              -               -
Exceptional profit -- discontinued operations
Profit on disposal of healthcare division..........................................           20.0               -               -

                               COMPASS GROUP PLC

     During the period ended September 29, 1996 the Group disposed of its interest in Compass Healthcare Limited, which constituted the Group's healthcare division, for (pounds)178.8m at a profit of (pounds)20.0m. The profit is after deducting goodwill of (pounds)12.1m which was previously written off directly to reserves. No tax is expected to arise on the profit on disposal.

6 INTEREST PAYABLE AND SIMILAR CHARGES

                                                                                           52 WEEK         52 WEEK         53 WEEK
                                                                                      PERIOD ENDED    PERIOD ENDED    PERIOD ENDED
                                                                                       SEP 29 1996      OCT 1 1995      OCT 2 1994
                                                                                         (POUNDS)M       (POUNDS)M       (POUNDS)M
Bank loans and overdrafts..........................................................           28.4            12.0             8.3
Other loans........................................................................            8.5             7.2               -
                                                                                              36.9            19.2             8.3

7 TAX ON PROFIT ON ORDINARY ACTIVITIES

                                                                                           52 WEEK         52 WEEK         53 WEEK
                                                                                      PERIOD ENDED    PERIOD ENDED    PERIOD ENDED
                                                                                       SEP 29 1996      OCT 1 1995      OCT 2 1994
                                                                                         (POUNDS)M       (POUNDS)M       (POUNDS)M
United Kingdom:
Corporation tax....................................................................            3.7             9.3            10.9
Deferred tax.......................................................................            1.5            (3.4)            3.1
Adjustments in respect of prior years..............................................              -            (0.1)           (1.3)
                                                                                               5.2             5.8            12.7
Overseas:
Tax payable........................................................................           23.2            11.9             5.0
Deferred tax.......................................................................           (4.3)            1.1            (1.6)
Tax on share of profits of associated undertakings.................................            2.8               -               -
Adjustments in respect of prior years..............................................            2.7               -               -
                                                                                              24.4            13.0             3.4
Total tax charge before exceptional items..........................................           29.6            18.8            16.1
Exceptional items:
Overseas tax.......................................................................           (2.6)              -               -
                                                                                              27.0            18.8            16.1

     United Kingdom corporation tax has been charged at 33% (1995: 33%; 1994:
33%). The Group tax charge is reduced below this rate since tax is charged at a lower effective rate on overseas earnings.

8 DIVIDENDS

                                                                     52 WEEK                      52 WEEK
                                                                PERIOD ENDED                 PERIOD ENDED
                                                                 SEP 29 1996                   OCT 1 1995
                                                   PER SHARE       (POUNDS)M    PER SHARE       (POUNDS)M    PER SHARE
Dividends on ordinary shares of 5p each
Interim.........................................       2.75p             8.7        2.45p             5.8        2.19p
Final...........................................       5.85p            18.6        5.15p            16.2        4.56p
                                                       8.60p            27.3        7.60p            22.0        6.75p

                                                       53 WEEK
                                                  PERIOD ENDED
                                                    OCT 2 1994
                                                     (POUNDS)M
Dividends on ordinary shares of 5p each
Interim.........................................           4.2
Final...........................................          10.8
                                                          15.0

                               COMPASS GROUP PLC

     The interim dividend per share for 1994 has been adjusted to take account of the bonus element of the June 1994 rights issue.

9 EARNINGS PER SHARE

     The calculation of earnings per share has been based on profit after taxation and minority interests of (pounds)99.4m (1995: (pounds)54.0m; 1994:
(pounds)39.4m) and a weighted average number of 314,514,772 shares (1995:
238,364,632 shares; 1994: 205,020,012 shares).

     The calculation of adjusted earnings per share has been based on profit after taxation and minority interests of (pounds)83.5m, after adjusting for the profit on sale of business and exceptional restructuring costs net of tax, and a weighted average number of 314,514,772 shares. The adjusted earnings per share figure has been disclosed as it is considered to give a more comparable indication of the underlying trading performance.

     No material dilution of earnings per share would arise if all outstanding share options were exercised and the shares to be issued in relation to the acquisition of Service America and PFM had been issued at the respective dates of acquisition.

10 TANGIBLE FIXED ASSETS

                                                           FREEHOLD         LONG        SHORT        PLANT    FIXTURES
                                                           LAND AND    LEASEHOLD    LEASEHOLD          AND         AND
                                                           BUILDINGS    PROPERTY     PROPERTY    MACHINERY    FITTINGS     TOTAL
                                                           (POUNDS)M   (POUNDS)M    (POUNDS)M    (POUNDS)M    (POUNDS)M   (POUNDS)M
GROUP
COST OR VALUATION
At October 2 1995..........................................   133.6         15.3          4.0        148.5       128.6     430.0
Currency adjustment........................................    (0.1)        (0.2)         0.1          0.7        (2.0)     (1.5)
Additions..................................................     6.7          0.1          1.9         37.2        24.3      70.2
Businesses acquired........................................    17.5            -          1.3         63.6        14.9      97.3
Disposals..................................................    (0.9)           -         (0.2)        (6.9)       (8.3)    (16.3)
Businesses disposed of.....................................  (102.6)       (12.1)        (0.2)       (10.1)      (20.1)   (145.1)
Transfer between categories................................     0.3            -            -         12.7       (13.0)        -
At September 29 1996.......................................    54.5          3.1          6.9        245.7       124.4     434.6
DEPRECIATION
At October 2 1995..........................................     4.5          0.5          0.7         63.8        64.9     134.4
Currency adjustment........................................    (0.1)           -            -         (0.2)       (1.6)     (1.9)
Charge for the 52 week period..............................     1.3          0.1          0.7         29.6        14.1      45.8
Businesses acquired........................................     2.2         (0.1)         0.4         16.0         8.7      27.2
Disposals..................................................    (0.1)           -            -         (5.2)       (6.3)    (11.6)
Businesses disposed of.....................................    (0.9)           -         (0.1)        (3.7)      (10.7)    (15.4)
Transfer between categories................................       -            -          0.1          6.6        (6.7)        -
At September 29 1996.......................................     6.9          0.5          1.8        106.9        62.4     178.5
NET BOOK VALUE
At September 29 1996.......................................    47.6          2.6          5.1        138.8        62.0     256.1
At October 1 1995..........................................   129.1         14.8          3.3         84.7        63.7     295.6

                               COMPASS GROUP PLC

     The total cost or valuation for freehold land and buildings and long and short leasehold property comprises:

                                                                                                                   SHORT
                                                           FREEHOLD LAND AND                                   LEASEHOLD
                                                                   BUILDINGS      LONG LEASEHOLD PROPERTY       PROPERTY
                                                   SEP 29 1996    OCT 1 1995    SEP 29 1996    OCT 1 1995    SEP 29 1996
                                                     (POUNDS)M     (POUNDS)M      (POUNDS)M     (POUNDS)M      (POUNDS)M
At 1994 valuation...............................           2.7          96.6              -          12.1              -
At cost.........................................          51.8          37.0            3.1           3.2            6.9
Total...........................................          54.5         133.6            3.1          15.3            6.9

                                                SHORT LEASEHOLD
                                                   PROPERTY
                                                  OCT 1 1995
                                                   (POUNDS)M
At 1994 valuation...............................           -
At cost.........................................         4.0
Total...........................................         4.0

     Historical cost figures for freehold land and buildings and long and short leasehold property, being the original cost to the Group and the related depreciation, are:

                                                                                                                   SHORT
                                                           FREEHOLD LAND AND                                   LEASEHOLD
                                                                   BUILDINGS      LONG LEASEHOLD PROPERTY       PROPERTY
                                                   SEP 29 1996    OCT 1 1995    SEP 29 1996    OCT 1 1995    SEP 29 1996
                                                     (POUNDS)M     (POUNDS)M      (POUNDS)M     (POUNDS)M      (POUNDS)M
Historical cost.................................          56.6         116.6            3.1          10.7            6.9
Depreciation....................................          (7.1)         (7.7)          (0.5)         (0.7)          (1.8)
                                                          49.5         108.9            2.6          10.0            5.1

                                                SHORT LEASEHOLD
                                                   PROPERTY
                                                  OCT 1 1995
                                                   (POUNDS)M
Historical cost.................................         4.0
Depreciation....................................        (0.7)
                                                         3.3

     No capitalised interest is included in the current period figures. The prior period figures include (pounds)1.6m of interest capitalised of which (pounds)0.2m was capitalised during that period. Tax relief at 33% had been claimed on all interest capitalised.

     One freehold property in Birmingham was revalued by Freeth Melhuish on October 2 1994 on the basis of open market value for existing use at (pounds)0.7m and one freehold property in Hammersmith was valued by Conrad Ritblat Sinclair Goldsmiths, Chartered Surveyors, on October 2 1994 at (pounds)2.0m on the basis of open market value for existing use.

     The net book value of the Group's tangible fixed assets includes in respect of assets held under finance leases, freehold buildings and long and short leasehold property (pounds)8.4m (1995: (pounds)0.2m), plant and machinery (pounds)12.6m (1995: (pounds)9.4m) and fixtures and fittings (pounds)0.4m (1995:
(pounds)0.3m).

                                                                             FREEHOLD
                                                                             LAND AND    PLANT AND    FIXTURES AND
                                                                            BUILDINGS    MACHINERY        FITTINGS    TOTAL
                                                                            (POUNDS)M    (POUNDS)M       (POUNDS)M    (POUNDS)M
COMPANY
COST
At October 2 1995....................................................             7.3          0.5             0.7      8.5
Additions............................................................               -          0.3             1.9      2.2
Disposals............................................................               -            -            (0.3)    (0.3)
At September 29 1996.................................................             7.3          0.8             2.3     10.4
DEPRECIATION
At October 2 1995....................................................               -          0.1             0.3      0.4
Charge for the 52 week period........................................             0.1          0.2             0.1      0.4
Disposals............................................................               -            -            (0.3)    (0.3)
At September 29 1996.................................................             0.1          0.3             0.1      0.5
NET BOOK VALUE
At September 29 1996.................................................             7.2          0.5             2.2      9.9
At October 1 1995....................................................             7.3          0.4             0.4      8.1

                               COMPASS GROUP PLC

11 INVESTMENTS HELD AS FIXED ASSETS

                                                                                           GROUP                    COMPANY
                                                                   INVESTMENT
                                                                IN ASSOCIATED       OWN                SUBSIDIARY COMPANIES
                                                                    COMPANIES    SHARES    TOTAL        SHARES        LOANS
                                                                    (POUNDS)M    (POUNDS)M (POUNDS)M  (POUNDS)M   (POUNDS)M
COST
At October 2 1995............................................             3.3      12.3     15.6       1,066.3        542.5
Additions....................................................             0.5       1.1      1.6         188.0        115.4
Eurest France -- share of net assets owned at acquisition
  (note 19)..................................................            (4.7)        -     (4.7)            -            -
Disposals....................................................               -      (1.4)    (1.4)        (37.5)           -
Share of retained profits less losses........................             4.2         -      4.2             -            -
Other movements..............................................            (1.2)        -     (1.2)         (1.5)           -
Repaid.......................................................               -         -        -             -        (92.2)
At September 29 1996.........................................             2.1      12.0     14.1       1,215.3        565.7

                                                                COMPANY
                                                                 TOTAL
                                                               (POUNDS)M
COST
At October 2 1995............................................  1,608.8
Additions....................................................    303.4
Eurest France -- share of net assets owned at acquisition
  (note 19)..................................................        -
Disposals....................................................    (37.5)
Share of retained profits less losses........................        -
Other movements..............................................     (1.5)
Repaid.......................................................    (92.2)
At September 29 1996.........................................  1,781.0

     Own shares represent the shares in Compass Group PLC held by the Compass Group Employee Share Trust. These shares are listed on a recognised investment exchange, and their market value at September 29 1996 was (pounds)22.0m (1995:
(pounds)18.0m). The nominal value held at September 29 1996 was (pounds)0.2m (1995: (pounds)0.2m). The dividends on these shares of (pounds)0.3m (1995:
(pounds)0.2m) are included in interest receivable and similar income.

                               COMPASS GROUP PLC

     Principal subsidiary companies are:

                                                                                                           Percentage interest
Country of registration or incorporation             Principal activities                                  held at Sep 29 1996
ENGLAND AND WALES
Compass Contract Services (U.K.) Ltd.                Provision of food services to commerce, industry,                     100
                                                     and the retail world
Chartwells Ltd.                                      Provision of food services to the education market                    100
Bateman Catering Ltd.                                Provision of food services to the healthcare market                   100
Compass Services (U.K.) Ltd.                         Provision of food services to commerce, industry,                     100
                                                     and the retail world
Compass Group (U.K.) Ltd.                            Holding company                                                       100
Travellers Fare Ltd.                                 Provision of food services at railway stations                        100
Letheby & Christopher Ltd.                           Sports and events catering                                            100
Compass Overseas Holdings Ltd.                       Holding company                                                       100
Compass Overseas Holdings No. 2 Ltd.                 Holding company                                                       100
Scandinavian Service Partner Restaurants Ltd.        Provision of airport terminal catering services                       100
New Famous Foods Ltd.                                Provision of branded catering options                                 100
Payne & Gunter Ltd.                                  Sports and events catering                                            100

CONTINENTAL EUROPE
Scandinavian Service Partner A/S, Denmark            Holding company                                                       100
Copenhagen Airport Restaurants A/S, Denmark          Provision of airport terminal catering services                       100
Scandinavian Service Partner                         Provision of food services to commerce and industry                   100
Virksomhedsrestauranter A/S, Denmark
Scandinavian Service Partner Hospital Catering A/S,  Provision of hospital catering services                               100
Denmark
Scandinavian Service Partner Restaurants AB, Sweden  Provision of airport terminal catering services                       100
Scandinavian Service Partner Foretagsrestauranger    Provision of food services to commerce and industry                   100
AB, Sweden
Scandinavian Service Partner Hospital Catering AB,   Provision of hospital catering services                               100
Sweden
Scandinavian Service Partner Restaurants A/S,        Provision of airport terminal catering services                       100
Norway
Scandinavian Service Partner Offshore & Industrial   Provision of food services to commerce and industry                   100
Catering A/S, Norway
Bergen Supply A/S, Norway                            Catering supplier                                                     100
Scandinavian Service Partner S.A., Spain             Provision of airport terminal catering services                       100
Eindhoven Catering Services Beheer B.V., Holland     Provision of food services to commerce and industry                   100
Scandinavian Service Partner Ireland Limited         Provision of airport terminal catering services                       100
Scandinavian Service Partner S.A., France            Provision of airport terminal catering services                       100
Service Partner Restaurants B.V., Holland            Provision of airport terminal catering services                       100
Eurest France S.A.                                   Provision of food services to commerce and industry                   100
Eurest Deutschland GmbH, Germany                     Provision of food services to commerce and industry                   100
Eurest Nederland B.V., Holland                       Provision of food services to commerce and industry                   100
Eurest Belgilux, Belgium                             Provision of food services to commerce and industry                   100
Eurest S.A., Spain                                   Provision of in-flight catering services                              100
Eurest Colectividades, S.A., Spain                   Provision of food services to commerce and industry                   100
Socersa, Spain                                       Provision of food services to commerce and industry                   100
Eurest Luxembourg S.A., Luxembourg                   Provision of food services to commerce and industry                   100
Eurest Portugal S.A., Portugal                       Provision of food services to commerce and industry                   100
Eurest Restaurations Betriebsgesellschaft Mbh,       Provision of food services to commerce and industry                   100
Austria
Eurest Suisse S.A., Switzerland                      Provision of food services to commerce and industry                   100
Eurest SPOL s.r.o., Czech Republic                   Provision of food services to commerce and industry                   100
Eurest International B.V., Holland                   Holding company                                                       100

USA
Compass Group USA, Inc.                              Provision of food and vending services to commerce                    100
                                                     and industry
Compass Holdings Inc.                                Holding company                                                       100
Consolidated Coin Caterers Corporation               Provision of food and vending services to commerce                    100
                                                     and industry
Statewide Services Inc.                              Provision of site support services                                     80
Flik International Inc.                              Provision of food services to commerce                                100
IM Vending Inc.                                      Owns trademarks                                                       100
Professional Food-Service Management, Inc.           Provision of food services to the education market                    100

All companies operate principally in their country of incorporation.

                               COMPASS GROUP PLC

12 STOCKS

                                                                                                       SEP 29 1996    OCT 1 1995
                                                                                                         (POUNDS)M     (POUNDS)M
GROUP
Food and beverage stocks............................................................................          61.6          42.6
Other stocks........................................................................................          11.4           7.9
                                                                                                              73.0          50.5

13 DEBTORS

                                                                                                 GROUP                      COMPANY
                                                                             SEP 29 1996    OCT 1 1995    SEP 29 1996    OCT 1 1995
                                                                               (POUNDS)M     (POUNDS)M      (POUNDS)M     (POUNDS)M
Amounts falling due within one year
Trade debtors.............................................................         290.3         218.5            0.2           0.1
Amounts owed by subsidiary companies......................................             -             -           13.2          36.9
Corporation tax recoverable...............................................             -             -            3.2             -
Other debtors.............................................................          29.8          26.5            0.5           0.6
Prepayments and accrued income............................................          13.8          10.7            0.7           0.2
Provision for doubtful accounts...........................................         (10.5)         (6.9)             -             -
                                                                                   323.4         248.8           17.8          37.8
Amounts falling due after more than one year
Other debtors.............................................................          27.0           6.0           19.4          11.9
Deferred tax..............................................................          27.3          22.1            4.6           4.2
Provision for doubtful accounts...........................................          (4.0)            -           (4.0)            -
                                                                                    50.3          28.1           20.0          16.1

                                                                                              PROVIDED                   UNPROVIDED
                                                                             SEP 29 1996    OCT 1 1995    SEP 29 1996    OCT 1 1995
                                                                               (POUNDS)M     (POUNDS)M      (POUNDS)M     (POUNDS)M
DEFERRED TAX ANALYSIS
GROUP
Capital allowances in excess of depreciation..............................          (2.2)         (2.0)          (0.2)         (6.7)
Gain deferred by rollover relief..........................................             -             -              -          (1.5)
Other timing differences..................................................           7.2           4.0            1.7           0.5
Overseas deferred tax.....................................................          17.7          16.1           46.9          35.9
                                                                                    22.7          18.1           48.4          28.2
Unrelieved advance corporation tax........................................           4.6           4.0              -             -
                                                                                    27.3          22.1           48.4          28.2

     Deferred tax has been provided throughout the Group in accordance with the accounting policy shown in note 1 [K.]. No provision has been made for potential tax liabilities which might arise in the event of the distribution of unappropriated profits or reserves of overseas subsidiary companies as there is no current intention to distribute such reserves.

                                                                                              PROVIDED                   UNPROVIDED
                                                                             SEP 29 1996    OCT 1 1995    SEP 29 1996    OCT 1 1995
                                                                               (POUNDS)M     (POUNDS)M      (POUNDS)M     (POUNDS)M
COMPANY
Timing differences........................................................             -           0.2              -             -
Unrelieved advance corporation tax........................................           4.6           4.0              -             -
                                                                                     4.6           4.2              -             -

                               COMPASS GROUP PLC

                                                                                                              GROUP    COMPANY
                                                                                                              (POUNDS)M (POUNDS)M
The movements on deferred tax are as follows:
At October 2 1995..........................................................................................    22.1        4.2
Arising from acquisitions..................................................................................     1.3          -
Credited/(charged) to profit and loss account..............................................................     0.7       (0.2)
Currency adjustment........................................................................................    (0.2)         -
Other movements............................................................................................     3.4        0.6
At September 29 1996.......................................................................................    27.3        4.6

14 CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                                       GROUP                       COMPANY
                                                                             SEP 29 1996    OCT 1 1995    SEP 29 1996    OCT 1 1995
                                                                               (POUNDS)M     (POUNDS)M      (POUNDS)M     (POUNDS)M
Loan notes................................................................           6.4             -            6.4             -
Bank loans................................................................           6.9           1.4            4.3             -
Bank overdrafts...........................................................           0.1          16.6              -             -
Obligations under finance leases..........................................           5.9           3.8              -             -
Trade creditors...........................................................         229.4         173.8            4.2           5.9
Amounts owed to subsidiary companies......................................             -             -          159.2          51.8
Corporation tax payable...................................................          17.7          20.2              -           2.2
Overseas tax..............................................................          35.4          37.4              -             -
Other tax and social security costs.......................................          77.2          75.9            0.1           0.2
Other creditors...........................................................         104.1          85.8            1.9           1.1
Deferred consideration....................................................          55.1          46.8           50.0          43.4
Accruals and deferred income..............................................         151.3          84.6           18.2           3.7
Proposed dividend.........................................................          18.6          16.2           18.6          16.2
                                                                                   708.1         562.5          262.9         124.5

15 CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                                                       GROUP                       COMPANY
                                                                             SEP 29 1996    OCT 1 1995    SEP 29 1996    OCT 1 1995
                                                                               (POUNDS)M     (POUNDS)M      (POUNDS)M     (POUNDS)M
Loan notes................................................................         280.6          94.5          275.8          94.5
Bank loans................................................................         238.6         411.1          225.7         404.6
Obligations under finance leases..........................................          16.6          10.5              -             -
Other creditors...........................................................          25.7          21.1              -             -
Deferred consideration....................................................          23.0          43.0           22.7          38.5
                                                                                   584.5         580.2          524.2         537.6

                               COMPASS GROUP PLC

     Repayments of the balances as at September 29 1996 fall due as follows:

                                                                                OBLIGATIONS
                                                                                      UNDER
                                                               LOAN     BANK        FINANCE        OTHER    SEP 29 1996
                                                              NOTES    LOANS         LEASES    CREDITORS          TOTAL
                                                              (POUNDS)M (POUNDS)M   (POUNDS)M  (POUNDS)M      (POUNDS)M
GROUP
Between one and two years..................................    11.1      1.3            4.6         11.3           28.3
Between two and five years.................................    56.1    229.6            6.9         32.3          324.9
In more than five years....................................   213.4      7.7            5.1          5.1          231.3
                                                              280.6    238.6           16.6         48.7          584.5

                                                             OCT 1 1995
                                                                  TOTAL
                                                              (POUNDS)M
GROUP
Between one and two years..................................       298.6
Between two and five years.................................       224.0
In more than five years....................................        57.6
                                                                  580.2

                                                                        LOAN        BANK        OTHER    SEP 29 1996    OCT 1 1995
                                                                       NOTES       LOANS    CREDITORS          TOTAL         TOTAL
                                                                       (POUNDS)M   (POUNDS)M (POUNDS)M     (POUNDS)M     (POUNDS)M
COMPANY
Between one and two years...........................................     6.8           -            -            6.8         286.5
Between two and five years..........................................    56.0       225.7         22.7          304.4         196.9
In more than five years.............................................   213.0           -            -          213.0          54.2
                                                                       275.8       225.7         22.7          524.2         537.6

                                                                                       GROUP                       COMPANY
                                                                             SEP 29 1996    OCT 1 1995    SEP 29 1996    OCT 1 1995
                                                                               (POUNDS)M     (POUNDS)M      (POUNDS)M     (POUNDS)M
Bank loans:
Repayable otherwise than by instalments within 5 years....................         245.5         412.4          230.0         404.6
Repayable by instalments after 5 years....................................             -           0.1              -             -
                                                                                   245.5         412.5          230.0         404.6
Less: amounts falling due within one year.................................          (6.9)         (1.4)          (4.3)            -
Amounts falling due after more than one year..............................         238.6         411.1          225.7         404.6

     The Group has fixed term, fixed interest private placements totalling US$420m at interest rates between 7.55% and 8.015%. Of this amount 41% has been swapped to floating rates based on US Libor plus a margin. US$334m ((pounds)213.4m) is repayable in instalments in six to fifteen years.

16 PROVISIONS FOR LIABILITIES AND CHARGES

                                                                                                      GROUP
                                                                                               ACTUARIALLY
                                                                                       FAIR    DETERMINED
                                                                                      VALUE    PROVISIONS    OTHER    TOTAL
                                                                                   (POUNDS)M  (POUNDS)M   (POUNDS)M (POUNDS)M
At October 2 1995..................................................................     7.9          44.5     11.8     64.2
Arising from acquisitions..........................................................       -           4.9        -      4.9
Expenditure in the period..........................................................    (0.5)         (2.1)    (0.5)    (3.1)
(Credited)/charged to profit and loss account......................................    (0.2)          0.9      0.7      1.4
Reclassification from current liabilities..........................................       -           1.0      0.8      1.8
Currency adjustment................................................................     0.1           0.4     (0.5)       -
At September 29 1996...............................................................     7.3          49.6     12.3     69.2

     Actuarially determined provisions are in respect of the long term proportion of liabilities for self-insured schemes and concessionary benefits for present and former employees.

                               COMPASS GROUP PLC

17 CALLED UP SHARE CAPITAL

                                                                                                    SEP 29 1996      OCT 1 1995
                                                                                                      (POUNDS)M       (POUNDS)M
Ordinary shares of 5p each authorised 500,000,000 (1995 -- 500,000,000).........................           25.0            25.0
Allotted and fully paid 317,188,887 (1995 -- 309,831,285).......................................           15.9            15.5

                                                                                                     NUMBER OF    CONSIDERATION
                                                                                                        SHARES        (POUNDS)M
Ordinary shares of 5p each allotted as at October 2 1995........................................   309,831,285
Ordinary shares issued during the 52 week period ended September 29 1996 fully paid:
Eurest International acquisition................................................................     4,910,460             21.2
P F M acquisition...............................................................................     1,604,113              8.9
Share options...................................................................................       843,029              1.8
Total ordinary shares of 5p each allotted and fully paid during the 52 week period ended
September 29 1996...............................................................................     7,357,602             31.9
Ordinary shares of 5p each allotted as at September 29 1996.....................................   317,188,887

     Shares to be issued represents 12,221,047 shares (value (pounds)68.3m) which at September 29 1996 remained to be issued in respect of the acquisitions of PFM and Service America (1995: 4,910,460 shares (value (pounds)21.2m) in respect of the Eurest International acquisition).

  SHARE OPTION SCHEMES

     At September 29 1996, employees held options for a total of 14,388,569 ordinary shares of 5p each under all of the Company's share option schemes analysed as follows.

     Under the Company's employee share option schemes for directors and senior executives at September 29 1996, employees held options for 10,107,107 ordinary shares of 5p each as follows:

   NUMBER     OPTION PRICE
OF SHARES        PER SHARE                       EXERCISABLE
   17,311            1.23p        Dec 16 1990 -- Dec 16 1997
    8,655            1.23p        Jul 22 1991 -- Jul 22 1998
   22,194          157.25p        May 24 1992 -- Jun 16 1998
  322,924          157.25p        May 24 1992 -- May 24 1999
  469,418          160.38p          Jul 3 1993 -- Jul 3 2000
   87,669          183.36p          Jul 1 1994 -- Jul 1 2001
  335,149          184.73p        Dec 20 1994 -- Dec 20 2001
  189,212          191.94p*       Jan 15 1995 -- Jan 15 1999
  790,150          189.23p*         Aug 5 1995 -- Aug 5 1999
  506,544          239.27p*       May 20 1996 -- May 20 2000
  690,163          231.21p        May 24 1996 -- May 24 2003
  211,060          241.16p        Jun 30 1996 -- Jun 30 2003
  768,772          291.86p        Apr 28 1997 -- Apr 28 2001
  923,386          291.86p*       Apr 28 1997 -- Apr 28 2004
  337,000          325.00p*       Jun 27 1997 -- Jun 27 2001
   10,000          338.00p          Jan 4 1998 -- Jan 4 2005
1,536,500          388.00p*       Jul 12 1998 -- Jul 12 2002
   80,000          492.00p*       Feb 23 1999 -- Feb 23 2003
2,801,000          528.00p*       May 16 1999 -- May 16 2003

* These options will not involve the issue of new shares.

                               COMPASS GROUP PLC

     Under the Company's SAYE option scheme at September 29 1996, employees held options for 4,281,462 ordinary shares of 5p each as follows:

   NUMBER     OPTION PRICE
OF SHARES        PER SHARE                       EXERCISABLE

   45,418          143.28p         Sep 1 1994 -- Mar 31 1997

   52,582          122.53p         Sep 1 1995 -- Mar 31 1998

   81,679          155.88p         Sep 1 1996 -- Mar 31 1999

  344,496          186.96p         Sep 1 1997 -- Mar 31 2000

  630,292          194.26p         Sep 1 1998 -- Mar 31 2001

  862,627          248.00p         Sep 1 1999 -- Mar 31 2002

  657,499          286.00p         Sep 1 2000 -- Mar 31 2003

  406,660          294.00p                       May 18 2000

1,200,209          462.00p         Sep 1 2001 -- Mar 31 2004

18 RESERVES

                                                                                                                      CONSOLIDATED
                                                                                  SHARE                                 PROFIT AND
                                                                                PREMIUM    REVALUATION                        LOSS
                                                                                ACCOUNT        RESERVE    GOODWILL         ACCOUNT
                                                                                (POUNDS)M    (POUNDS)M    (POUNDS)M      (POUNDS)M
GROUP
At October 2 1995............................................................     649.3           25.0    (1,345.0)          145.1
Foreign exchange translation differences.....................................         -              -           -             3.9
Premium on ordinary shares issued net of expenses............................      29.8              -           -               -
Retained profit for the period...............................................         -              -           -            72.1
Options exercised............................................................       1.7              -           -               -
Transfer on disposal of healthcare division..................................         -          (25.0)       12.1            25.0
Goodwill arising on acquisition of businesses................................         -              -      (235.9)              -
At September 29 1996.........................................................     680.8              -    (1,568.8)          246.1

  GOODWILL

     The consolidated goodwill represents the excess of the consideration for the operations acquired over the fair value of the net assets acquired. The goodwill has been written off to shareholders' equity and is maintained as a separate negative reserve.

                                                                                                             SHARE    PROFIT AND
                                                                                                           PREMIUM          LOSS
                                                                                                           ACCOUNT       ACCOUNT
                                                                                                           (POUNDS)M   (POUNDS)M
COMPANY
At October 2 1995.......................................................................................     649.3         327.7
Premium on ordinary shares issued net of expenses.......................................................      29.8             -
Retained loss for the period............................................................................         -         (36.0)
Options exercised.......................................................................................       1.7             -
At September 29 1996....................................................................................     680.8         291.7

                               COMPASS GROUP PLC

19 ACQUISITIONS

52 WEEK PERIOD ENDED SEPTEMBER 29 1996:

                                                                                                            FAIR VALUE
                                                                                           CONSIDERATION     OF ASSETS
                                                                                               AND COSTS      ACQUIRED    GOODWILL
                                                                                               (POUNDS)M     (POUNDS)M    (POUNDS)M
Eurest France...........................................................................           156.0           7.0       149.0
Service America.........................................................................            89.4          34.3        55.1
PFM.....................................................................................            17.3          (1.0)       18.3
Other acquisitions in the period........................................................            27.0           6.4        20.6
Total acquisitions in the period........................................................           289.7          46.7       243.0
Adjustments in respect of Eurest International..........................................                                      (2.4)
Other prior period adjustments..........................................................                                      (4.7)
                                                                                                                             235.9

     Other prior period adjustments relate to acquisitions made in 1994/5 and deferred consideration relating to earlier acquisitions. Acquisitions did not make a material contribution to Group cash flows in the period. All acquisitions were accounted for under the acquisitions method of accounting.

  A  EUREST FRANCE

     On June 20 1996 the Group acquired an additional 33.5% of the issued share capital of Financiere Eurest SA and its subsidiary undertakings (Eurest France) for (pounds)73.6m. On August 29 1996 the Group acquired the remaining 33.2% of the issued share capital of Financiere Eurest SA and its subsidiary undertakings for (pounds)82.4m including costs. Of the total purchase price, (pounds)7.6m was deferred until April 1 1997 and (pounds)22.7m until October 1 1998.

     Adjustments have been made to reflect the provisional fair value of assets acquired as follows:

                                                                                                           ACCOUNTING
                                                                             NET ASSETS     FAIR VALUE         POLICY
                                                                               ACQUIRED    ADJUSTMENTS    REALIGNMENT
                                                                              (POUNDS)M      (POUNDS)M      (POUNDS)M
Goodwill and intangible fixed assets......................................         21.8              -          (21.8)
Tangible fixed assets.....................................................         11.1              -            7.4
Stocks....................................................................          7.5              -              -
Debtors...................................................................         62.4              -              -
Cash......................................................................         18.3              -              -
Bank loans................................................................        (10.0)             -              -
Creditors.................................................................        (73.0)          (1.0)          (8.0)
Provisions................................................................            -              -           (3.1)
Tax.......................................................................            -            0.3           (0.2)
Share of net assets already owned at the date of acquisition..............         (4.7)             -              -
                                                                                   33.4           (0.7)         (25.7)

                                                                            FAIR VALUE TO
                                                                                THE GROUP
                                                                                (POUNDS)M
Goodwill and intangible fixed assets......................................              -
Tangible fixed assets.....................................................           18.5
Stocks....................................................................            7.5
Debtors...................................................................           62.4
Cash......................................................................           18.3
Bank loans................................................................          (10.0)
Creditors.................................................................          (82.0)
Provisions................................................................           (3.1)
Tax.......................................................................            0.1
Share of net assets already owned at the date of acquisition..............           (4.7)
                                                                                      7.0

     Adjustments for accounting policy realignment principally relate to writing off of goodwill, recognizing post-retirement benefits and adjusting for the effect of leases required to be treated as finance leases under UK GAAP.

     The results of Eurest France for the year ended February 28 1996 showed a profit before tax on ordinary activities of (pounds)17.6m. The results from March 1 1996 to June 20 1996 showed a profit before tax on ordinary activities of (pounds)5.7m.

  B  SERVICE AMERICA

     On the last day of the period the Group acquired the dining and vending assets of Service America Corporation for (pounds)89.4m including costs and the settlement of certain liabilities retained by the vendors. Of the total purchase price part was

                               COMPASS GROUP PLC
satisfied by 12,025,920 shares to be issued in four tranches at 6 monthly intervals commencing March 1997, part by the payment of (pounds)8.4m ($13.1m) in cash, and the balance by the issue of (pounds)12.8m ($20.0m) of loan notes bearing interest at 6.5%. The loan notes are repayable in equal instalments in September 1997 and September 1998.

     Adjustments have been made to reflect the provisional fair value of assets acquired as follows:

                                                                                                           ACCOUNTING
                                                                             NET ASSETS     FAIR VALUE         POLICY
                                                                               ACQUIRED    ADJUSTMENTS    REALIGNMENT
                                                                              (POUNDS)M      (POUNDS)M      (POUNDS)M
Tangible fixed assets.....................................................         54.8           (4.1)         (10.7)
Stocks....................................................................         10.5              -              -
Debtors...................................................................         10.3           (0.4)             -
Cash......................................................................          6.0              -              -
Creditors.................................................................        (18.5)          (8.6)          (5.0)
                                                                                   63.1          (13.1)         (15.7)

                                                                            FAIR VALUE TO
                                                                                THE GROUP
                                                                                (POUNDS)M
Tangible fixed assets.....................................................           40.0
Stocks....................................................................           10.5
Debtors...................................................................            9.9
Cash......................................................................            6.0
Creditors.................................................................          (32.1)
                                                                                     34.3

     A provision for integrating the operations of Service America into the USA division of (pounds)6.7m has been charged to the Group's profit and loss account in the period.

     Adjustments for accounting policy realignment and fair value adjustments in respect of tangible fixed assets relate to the restatement of vending machines and other assets acquired to their estimated market value. The adjustments to creditors relate to liabilities for staff holiday pay, and other liabilities not previously recognized by Service America Corporation.

     The results of Service America for the year ended March 30 1996 showed a loss before tax on ordinary activities of (pounds)8.3m. The results from March 31 1996 to September 29 1996 showed a loss on ordinary activities before tax of (pounds)4.5m.

  C  PFM

     On August 2 1996 the Group acquired the whole of the issued share capital of Professional Food-Service Management Inc. (PFM) for (pounds)17.3m including costs. Of the total purchase price part was satisfied by cash (pounds)5.9m ($9.3m), part by the issue of 1,604,113 shares, part by the issue of (pounds)1.6m ($2.5m) of interest bearing loan notes, and in addition deferred consideration in cash and shares of up to $2m is payable 2 years after completion subject to certain performance conditions.

     Adjustments have been made to reflect the provisional fair value of assets acquired as follows:

                                                                                                           ACCOUNTING
                                                                             NET ASSETS     FAIR VALUE         POLICY
                                                                               ACQUIRED    ADJUSTMENTS    REALIGNMENT
                                                                              (POUNDS)M      (POUNDS)M      (POUNDS)M
Tangible fixed assets.....................................................          4.2              -              -
Stocks....................................................................          1.1              -              -
Debtors...................................................................          4.5              -              -
Cash......................................................................          2.2              -              -
Bank loans................................................................         (1.0)             -              -
Creditors.................................................................         (9.0)          (1.5)             -
Provisions................................................................         (1.2)          (0.6)             -
Tax.......................................................................          1.3              -           (1.0)
                                                                                    2.1           (2.1)          (1.0)

                                                                            FAIR VALUE TO
                                                                                THE GROUP
                                                                                (POUNDS)M
Tangible fixed assets.....................................................            4.2
Stocks....................................................................            1.1
Debtors...................................................................            4.5
Cash......................................................................            2.2
Bank loans................................................................           (1.0)
Creditors.................................................................          (10.5)
Provisions................................................................           (1.8)
Tax.......................................................................            0.3
                                                                                     (1.0)

  D  OTHER ACQUISITIONS

     Other assets acquired during the period are shown below, relating to businesses in the inflight, sports & events and healthcare catering market sectors.

                               COMPASS GROUP PLC

     Adjustments have been made to reflect the provisional fair value of assets acquired as follows:

                                                                                                           ACCOUNTING
                                                                             NET ASSETS     FAIR VALUE         POLICY
                                                                               ACQUIRED    ADJUSTMENTS    REALIGNMENT
                                                                              (POUNDS)M      (POUNDS)M      (POUNDS)M
Intangible fixed assets...................................................          0.2              -           (0.2)
Tangible fixed assets.....................................................          7.8              -           (0.4)
Investment in associates..................................................          0.3              -              -
Stocks....................................................................          0.5              -              -
Debtors...................................................................          8.1           (1.1)             -
Cash......................................................................          0.2              -              -
Bank overdrafts/loans.....................................................         (0.5)             -              -
Creditors.................................................................         (8.5)          (0.2)             -
Tax.......................................................................         (0.1)             -            0.8
Minority interest.........................................................         (0.3)           0.1           (0.3)
                                                                                    7.7           (1.2)          (0.1)

                                                                            FAIR VALUE TO
                                                                                THE GROUP
                                                                                (POUNDS)M
Intangible fixed assets...................................................              -
Tangible fixed assets.....................................................            7.4
Investment in associates..................................................            0.3
Stocks....................................................................            0.5
Debtors...................................................................            7.0
Cash......................................................................            0.2
Bank overdrafts/loans.....................................................           (0.5)
Creditors.................................................................           (8.7)
Tax.......................................................................            0.7
Minority interest.........................................................           (0.5)
                                                                                      6.4

52 WEEK PERIOD ENDED OCTOBER 1 1995:

                                                                                                          FAIR VALUE OF
                                                                                         CONSIDERATION           ASSETS
                                                                                             AND COSTS         ACQUIRED    GOODWILL
                                                                                             (POUNDS)M        (POUNDS)M    (POUNDS)M
Eurest Group..........................................................................           662.1            (14.9)      677.0
Other acquisitions in the period......................................................            18.7             (5.2)       23.9
Prior period acquisitions.............................................................               -             (8.9)        8.9
                                                                                                 680.8            (29.0)      709.8

     Prior period acquisitions relate to those made in 1993/4 and the adjustments to the fair value of assets acquired principally relate to reorganization, relocation and unrecorded liabilities. Acquisitions did not make a material contribution to Group profits or cash flows in the period. All acquisitions were accounted for under the acquisitions method of accounting.

     Adjustments have been made to reflect the provisional fair value of assets acquired during the period as follows:

  E  EUREST INTERNATIONAL

     On September 25 1995 the Group acquired the whole of the issued share capital of Efthor Holding B.V., certain other companies and their respective subsidiary undertakings and minority shareholdings, which together comprise the Eurest Group, for (pounds)662.1m including costs. Of the total purchase price, up to (pounds)11.3m was deferred until November 1995, up to (pounds)6.4m until March 31 1996, up to (pounds)19.4m until June 24 1996, up to (pounds)38.9m until October 2 1995, and up to (pounds)4.4m until certain conditions are satisfied.

                               COMPASS GROUP PLC

                                                                         NET TANGIBLE                    ACCOUNTING
                                                                               ASSETS     FAIR VALUE         POLICY   FAIR VALUE TO
                                                                             ACQUIRED    ADJUSTMENTS    REALIGNMENT       THE GROUP
                                                                            (POUNDS)M      (POUNDS)M      (POUNDS)M       (POUNDS)M
Tangible fixed assets.................................................           28.7              -           (1.0)           27.7
Investment in associates..............................................            3.4              -              -             3.4
Stocks................................................................           15.9              -              -            15.9
Debtors...............................................................          129.8              -              -           129.8
Bank loans............................................................           (3.5)             -              -            (3.5)
Bank overdrafts.......................................................           (1.7)             -              -            (1.7)
Cash..................................................................           36.4              -              -            36.4
Creditors.............................................................         (177.5)         (12.8)*            -          (190.3)
Provisions............................................................           (5.9)             -           (3.9)           (9.8)
Tax...................................................................          (15.3)          (5.9)             -           (21.2)
Minority interests....................................................           (1.6)             -              -            (1.6)
                                                                                  8.7          (18.7)          (4.9)          (14.9)

     *THIS ITEM IS PRINCIPALLY PROVISIONS FOR REORGANIZATION, RELOCATION AND UNRECORDED LIABILITIES.

     The results of Eurest International for the year ended December 31 1994 show profit before tax on ordinary activities of (pounds)31.0m. Equivalent figures extracted from the unaudited management accounts for January 1 1995 to the date of acquisition show profit before tax on ordinary activities of (pounds)31.3m.

  F  OTHER ACQUISITIONS

     Other assets acquired during the period are shown below. They principally relate to the acquisition of Flik International which was acquired in May 1995 for (pounds)14.5m, of which (pounds)4.5m is deferred until 1997, and Stavanger Catering A/S in June 1995 for (pounds)4.2m.

                                                                         NET TANGIBLE                    ACCOUNTING
                                                                               ASSETS     FAIR VALUE         POLICY  FAIR VALUE TO
                                                                             ACQUIRED    ADJUSTMENTS    REALIGNMENT      THE GROUP
                                                                            (POUNDS)M      (POUNDS)M      (POUNDS)M      (POUNDS)M
Tangible fixed assets.................................................            1.1              -              -            1.1
Intangible fixed assets...............................................            0.8              -           (0.8)             -
Stocks................................................................            0.4              -              -            0.4
Debtors...............................................................            5.4              -              -            5.4
Bank loans............................................................           (0.3)             -              -           (0.3)
Bank overdrafts.......................................................           (0.6)             -              -           (0.6)
Cash..................................................................            1.1              -              -            1.1
Creditors.............................................................           (5.9)          (6.4)*            -          (12.3)
                                                                                  2.0           (6.4)          (0.8)          (5.2)

     *THIS ITEM IS PRINCIPALLY PROVISIONS FOR REORGANIZATION AND UNRECORDED LIABILITIES.

                               COMPASS GROUP PLC

53 WEEK PERIOD ENDED OCTOBER 2 1994:

                                                                                                          FAIR VALUE OF
                                                                                         CONSIDERATION           ASSETS
                                                                                             AND COSTS         ACQUIRED    GOODWILL
                                                                                             (POUNDS)M        (POUNDS)M    (POUNDS)M
Canteen Corporation...................................................................           311.7            (25.5)      337.2
Other acquisitions in the period......................................................            23.5             (1.8)       25.3
Prior period acquisitions.............................................................               -             (6.2)        6.2
                                                                                                 335.2            (33.5)      368.7

     Prior period acquisitions relate to those made in 1993, and the adjustments to the fair value of assets acquired principally relate to surplus property costs. All acquisitions were accounted for under the acquisition method of accounting.

     Adjustments have been made to reflect the provisional fair value of assets acquired in 1994 as follows:

  G  CANTEEN CORPORATION

     On June 17 1994 the Group acquired the whole of the issued share capital of IM Vending Inc, the holding company of Canteen Corporation and its subsidiaries, together "Canteen", for (pounds)311.7m including costs.

                                                                     NET TANGIBLE                    ACCOUNTING
                                                                           ASSETS     FAIR VALUE         POLICY    FAIR VALUE TO
                                                                         ACQUIRED    ADJUSTMENTS    REALIGNMENT        THE GROUP
                                                                        (POUNDS)M      (POUNDS)M      (POUNDS)M        (POUNDS)M
Tangible fixed assets.............................................           78.1           (0.5)             -             77.6
Intangible assets.................................................            5.3              -           (5.3)               -
Stocks............................................................           19.8           (0.1)             -             19.7
Debtors...........................................................           46.3              -              -             46.3
Bank overdrafts...................................................          (12.7)             -              -            (12.7)
Creditors.........................................................         (104.5)          (6.8)*            -           (111.3)
Provisions........................................................          (35.7)          (6.1)*            -            (41.8)
Taxation..........................................................           (0.1)          (3.2)             -             (3.3)
                                                                             (3.5)         (16.7)          (5.3)           (25.5)

     *THESE ITEMS ARE PRINCIPALLY PROVISIONS FOR REORGANIZATION, RELOCATION AND UNRECORDED LIABILITIES.

     The results of Canteen for the year ended December 25 1993 show profits before tax on ordinary activities before non-recurring expenses of US$35.2m. Equivalent figures extracted from the unaudited management accounts for December 26 1993 to the date of the acquisition show profits before tax on ordinary activities of US$13.3m.

  H  OTHER ACQUISITIONS

     Other assets acquired during the period are shown below. They principally relate to the acquisition of Eindhoven Catering Services Beheer B.V., (Holland) which was acquired in June 1994 for (pounds)7.5m, Compagnie de Restauration et de Service Aeroportuaires (France) which was acquired in May 1994 for (pounds)10.5m, Chestermark which was acquired in November 1993 for (pounds)3.4m, and Roux Fine Dining Ltd which was acquired in December 1993 for (pounds)1.0m. Consideration stated above includes costs.

                               COMPASS GROUP PLC

                                                                   NET TANGIBLE                    ACCOUNTING
                                                                         ASSETS     FAIR VALUE         POLICY    FAIR VALUE TO
                                                                       ACQUIRED    ADJUSTMENTS    REALIGNMENT        THE GROUP
                                                                      (POUNDS)M      (POUNDS)M      (POUNDS)M        (POUNDS)M
Tangible fixed assets............................................           5.7           (1.4)             -              4.3
Intangible fixed assets..........................................           6.9              -           (6.9)               -
Stocks...........................................................           1.3              -              -              1.3
Debtors..........................................................           6.1           (0.1)             -              6.0
Bank overdrafts..................................................          (0.5)             -              -             (0.5)
Creditors........................................................          (7.9)          (2.4)*            -            (10.3)
Provisions.......................................................             -           (2.7)             -             (2.7)
Taxation.........................................................          (0.2)           0.5              -              0.3
Minority interest................................................          (0.2)             -              -             (0.2)
                                                                            11.2           (6.1)          (6.9)            (1.8)

     *THIS ITEM IS PRINCIPALLY PROVISIONS FOR REORGANIZATION AND UNRECORDED LIABILITIES.

20 PENSIONS

     The Group operates a number of defined contribution and defined benefit plans covering the majority of the workforce. The pension cost of these plans for the period was (pounds)15.2m (1995: (pounds)11.3m; 1994: (pounds)8.1m) of which (pounds)9.5m (1995: (pounds)5.9m; 1994: (pounds)3.3m) relates to overseas plans. Within the UK there are two main plans:

          (i) Compass Group Money Purchase Pension Plan, which is a defined contributions arrangement.

          (ii) Compass Group Final Salary Pension Plan, which is a defined benefits arrangement. This is operated on a prefunded basis. The funding policy is to contribute such variable amounts, on the advice of the Actuary, as achieves a 100% funding level on a projected salary basis. Actuarial assessments covering expense and contributions are carried out by independent qualified actuaries.

     In overseas countries the Group provides pension arrangements in accordance with statutory requirements and local customs and practices.

     In Denmark, the Netherlands and Ireland the Group operates insured benefit pension plans where the Group contributions represent the insurance companies' assessment of the annual cost of the benefits earned in that year.

     In the United States the main plan is a defined benefit plan. The funding policy, in accordance with Government guidelines, is to contribute such variable amounts, on the advice of the Actuary, as achieves a 100% funding level on a projected salary basis.

     In other countries Group employees participate primarily in state arrangements to which the Group makes the appropriate contributions.

     The pension cost of the Final Salary Pension Plan for the period to September 29 1996 has been assessed in accordance with the advice of professionally qualified consulting actuaries based in the UK on an actuarial valuation at April 6 1995. This was made using the projected unit method and the most significant actuarial assumptions adopted for determining pension costs and contributions were as follows:

                                                                                                                            UK
(i)  Rate of return on investments................................................................................   9.5% p.a.
(ii)  Rate of increase in pensionable pay.........................................................................   7.5% p.a.
(iii) Rate of increase in pension.................................................................................   4.0% p.a.

     In the UK assets were valued having regard to the notional income which they would produce assuming that UK equity dividends increase in future at the rate of 5 per cent per annum.

                               COMPASS GROUP PLC

     The results of the valuation in the UK showed that the value of the assets at April 6 1995 represented 112% of the value of the accrued benefits after allowing for expected future increases in pensionable pay and pensions. The market value of the plan's assets was (pounds)65.8m as at April 6 1995. In the USA the market value of the plan's assets was US$72.9m as at January 1 1995 and based on a review at that date, the value of the assets represented 98% of the accrued benefits after allowing for expected future increases in pensionable pay and pensions.

     There have been no material changes to the pension arrangements since the valuation and review dates. The assets of the plans are held in separate funds administered by trustees and are independent of the Group's finances.

     At the balance sheet date, outstanding employer and employee contributions amount to (pounds)1.5m and (pounds)0.4m respectively.

     The pension cost charged to the profit and loss account is such as to spread the cost of pensions over the working lives with the Group of employees who are members of the plans.

21 CONTINGENT LIABILITIES

                                                                                       GROUP                       COMPANY
                                                                             SEP 29 1996    OCT 1 1995    SEP 29 1996    OCT 1 1995
                                                                               (POUNDS)M     (POUNDS)M      (POUNDS)M     (POUNDS)M
Performance bonds and guarantees of indemnities and overdrafts of
subsidiary and associated undertakings....................................          52.5          44.9           10.6           8.2

22 CAPITAL COMMITMENTS

                                                                                                       SEP 29 1996    OCT 1 1995
                                                                                                         (POUNDS)M     (POUNDS)M
Contracted for but not provided for in the accounts.................................................           2.3           4.5

23 OPERATING LEASE COMMITMENTS

     At September 29 1996 the Group was committed to making the following payments during the next 52 week period in respect of operating leases:

                                                                                  LAND AND BUILDINGS    CONCESSIONS    OTHER
                                                                                           (POUNDS)M      (POUNDS)M    (POUNDS)M
Leases which expire:
Within 1 year..................................................................                  0.6           11.6      1.5
Within 2 to 5 years............................................................                  2.9           10.8      4.7
After 5 years..................................................................                  2.1            8.6      0.3
                                                                                                 5.6           31.0      6.5

24 FIVE YEAR SUMMARY

                                                                              1992     1993     1994       1995       1996
                                                                             (POUNDS)M (POUNDS)M (POUNDS)M (POUNDS)M (POUNDS)M
Turnover..................................................................   345.1    497.0    917.9    1,505.8    2,651.9
Operating profit..........................................................    36.9     46.8     62.8       91.2      137.1
Profit on ordinary activities before taxation.............................    31.8     41.5     55.7       73.2      127.6
Profit on ordinary activities after taxation..............................    21.2     27.9     39.6       54.4      100.6

                                                                                    1992     1993     1994       1995       1996
                                                                                   PENCE    PENCE    PENCE      PENCE      PENCE
Earnings per share..............................................................    14.1     17.0     19.2       22.6       31.6
Adjusted earnings per share.....................................................    15.7     17.0     19.2       22.6       26.5
Net dividends per share.........................................................    5.55     6.06     6.75       7.60       8.60

                               COMPASS GROUP PLC

     Earnings per share and net dividends per share have been adjusted for the bonus element of the rights issues during 1993 and 1994 and the capitalisation issue during 1994. Adjusted earnings per share has been calculated after adjusting for abortive acquisition costs in 1992 and for profits on disposal of business and exceptional restructuring costs in 1996.

                               COMPASS GROUP PLC

             UNAUDITED INTERIM CONSOLIDATED PROFIT AND LOSS ACCOUNT

                                                                      26 WEEK
                                                                 PERIOD ENDED              BEFORE
                                                                MARCH 30 1997    EXCEPTIONAL ITEM    EXCEPTIONAL ITEM
                                                                    UNAUDITED           UNAUDITED           UNAUDITED
                                                       NOTES        (POUNDS)M           (POUNDS)M           (POUNDS)M
TURNOVER
Continuing operations...............................                  1,717.5             1,227.9                   -
Discontinued operations.............................                        -                15.0                   -
TOTAL TURNOVER......................................       1          1,717.5             1,242.9                   -
OPERATING COSTS                                                      (1,642.6)           (1,184.0)                  -
Exceptional item -- continuing operations...........                        -                   -                   -
OPERATING PROFIT
Continuing operations...............................                     74.9                55.7                   -
Discontinued operations.............................                        -                 3.2                   -
OPERATING PROFIT OF THE COMPANY AND ITS SUBSIDIARY
UNDERTAKINGS........................................                     74.9                58.9                   -
Share of profits of associated undertakings                               0.5                 4.5                   -
TOTAL OPERATING PROFIT                                     1             75.4                63.4                   -
DISCONTINUED OPERATIONS
Sale of healthcare division.........................       2                -                   -                20.0
PROFIT ON ORDINARY ACTIVITIES BEFORE INTEREST.......                     75.4                63.4                20.0
Interest receivable and similar income                                    1.5                 3.2                   -
Interest payable and similar charges                                    (20.5)              (18.8)                  -
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION.......                     56.4                47.8                20.0
Tax on profit on ordinary activities................       3            (15.0)              (12.7)                  -
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION........                     41.4                35.1                20.0
Equity minority interests...........................                     (0.3)               (0.6)                  -
PROFIT FOR THE FINANCIAL PERIOD.....................                     41.1                34.5                20.0
Dividends...........................................       4             (9.9)               (8.7)                  -
PROFIT FOR THE PERIOD RETAINED......................       6             31.2                25.8                20.0
EARNINGS PER SHARE..................................                     12.9p
EARNINGS PER SHARE - ADJUSTED.......................                     12.9p               11.0p

                                                            26 WEEK
                                                      MARCH 31 1996
                                                              TOTAL
                                                          UNAUDITED
                                                          (POUNDS)M
TURNOVER
Continuing operations...............................        1,227.9
Discontinued operations.............................           15.0
TOTAL TURNOVER......................................        1,242.9
OPERATING COSTS                                            (1,184.0)
Exceptional item -- continuing operations...........              -
OPERATING PROFIT
Continuing operations...............................           55.7
Discontinued operations.............................            3.2
OPERATING PROFIT OF THE COMPANY AND ITS SUBSIDIARY
UNDERTAKINGS........................................           58.9
Share of profits of associated undertakings                     4.5
TOTAL OPERATING PROFIT                                         63.4
DISCONTINUED OPERATIONS
Sale of healthcare division.........................           20.0
PROFIT ON ORDINARY ACTIVITIES BEFORE INTEREST.......           83.4
Interest receivable and similar income                          3.2
Interest payable and similar charges                          (18.8)
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION.......           67.8
Tax on profit on ordinary activities................          (12.7)
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION........           55.1
Equity minority interests...........................           (0.6)
PROFIT FOR THE FINANCIAL PERIOD.....................           54.5
Dividends...........................................           (8.7)
PROFIT FOR THE PERIOD RETAINED......................           45.8
EARNINGS PER SHARE..................................           17.3p
EARNINGS PER SHARE - ADJUSTED.......................

     The calculation of earnings per share was based on profit after taxation and minority interests of (pounds)41.1m (1996: (pounds)54.5m) and a weighted average number of 317,365,264 shares (1996: 314,821,474 shares). The calculation of adjusted earnings per share for the 26 week period ended March 31 1996 was based on profit after taxation and minority interests of (pounds)34.5m.

 See accompanying notes to unaudited interim consolidated financial statements.

                               COMPASS GROUP PLC

                  UNAUDITED INTERIM CONSOLIDATED BALANCE SHEET

                                                                                                  MARCH 30 1997    MARCH 31 1996
                                                                                                      UNAUDITED        UNAUDITED
                                                                                         NOTES        (POUNDS)M        (POUNDS)M
FIXED ASSETS
Tangible assets, net..................................................................                    254.8            179.4
Investments...........................................................................                     16.0             18.6
                                                                                                          270.8            198.0
CURRENT ASSETS
Stocks................................................................................                     68.3             52.2
Debtors: amounts falling due within one year, net.....................................                    339.4            262.7
        amounts falling due after more than one year, net.............................                     54.8             40.5
Cash at bank and in hand..............................................................                     48.7             65.1
                                                                                                          511.2            420.5
CREDITORS: amounts falling due within one year........................................                   (639.8)          (598.5)
NET CURRENT LIABILITIES...............................................................                   (128.6)          (178.0)
TOTAL ASSETS LESS CURRENT LIABILITIES.................................................                    142.2             20.0
CREDITORS: amounts falling due after more than one year...............................                   (592.9)          (396.7)
PROVISIONS FOR LIABILITIES AND CHARGES................................................       5            (66.3)           (65.2)
EQUITY MINORITY INTERESTS.............................................................                     (3.1)            (3.1)
NET LIABILITIES.......................................................................                   (520.1)          (445.0)
CAPITAL AND RESERVES
Called up share capital...............................................................                     15.9             15.7
Shares to be issued (including premium)...............................................                     68.3                -
Share premium account.................................................................       6            681.5            670.6
Other reserve: goodwill...............................................................       6         (1,597.6)        (1,339.8)
Profit and loss account...............................................................       6            311.8            208.5
TOTAL EQUITY SHAREHOLDERS' DEFICIT....................................................                   (520.1)          (445.0)

 See accompanying notes to unaudited interim consolidated financial statements.

                               COMPASS GROUP PLC

               UNAUDITED INTERIM CONSOLIDATED CASH FLOW STATEMENT

                                                                                      26 WEEK                         26 WEEK
                                                                                 PERIOD ENDED                    PERIOD ENDED
                                                                                MARCH 30 1997                   MARCH 31 1996
                                                                                    UNAUDITED                       UNAUDITED
                                                                   (POUNDS)M        (POUNDS)M      (POUNDS)M        (POUNDS)M
NET CASH INFLOW FROM
OPERATING ACTIVITIES (Note 1)...................................                         80.2                            69.2
RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
Interest received...............................................         1.3                             3.2
Interest paid...................................................       (18.8)                          (13.0)
Interest element of finance lease rental payments...............        (0.8)                           (0.4)
NET CASH OUTFLOW FROM RETURNS ON INVESTMENTS AND SERVICING OF
FINANCE.........................................................                        (18.3)                          (10.2)
TAXATION
UK corporation tax paid.........................................        (2.2)                           (1.5)
Overseas tax paid...............................................       (13.5)                           (7.0)
TOTAL TAX PAID..................................................                        (15.7)                           (8.5)
FREE CASH FLOW..................................................                         46.2                            50.5
CAPITAL EXPENDITURE
Purchase of tangible fixed assets...............................       (42.5)                          (33.7)
Sale of tangible fixed assets...................................         1.4                             2.6
TOTAL CAPITAL EXPENDITURE.......................................                        (41.1)                          (31.1)
ACQUISITIONS AND DISPOSALS
Purchase of subsidiary undertakings and investment in associated
undertakings....................................................       (62.1)                          (22.1)
Sale of subsidiary undertaking..................................           -                           163.8
TOTAL ACQUISITIONS AND DISPOSALS................................                        (62.1)                          141.7
EQUITY DIVIDENDS PAID...........................................                        (18.9)                          (16.2)
NET CASH (OUTFLOW)/INFLOW FROM INVESTING ACTIVITIES.............                       (122.1)                           94.4
NET CASH (OUTFLOW)/INFLOW BEFORE FINANCING......................                        (75.9)                          144.9
FINANCING
Issue of ordinary share capital.................................         0.7                             0.3
Debt due within a year: (Decrease)/increase in bank loans and
loan notes......................................................        (2.3)                            1.4
Debt due beyond a year: Increase/(decrease) in bank loans and
loan notes......................................................        44.6                          (152.7)
Capital element of finance lease rentals........................        (3.8)                           (2.4)
NET CASH INFLOW/(OUTFLOW) FROM FINANCING........................                         39.2                          (153.4)
(DECREASE)/INCREASE IN CASH IN THE PERIOD.......................                        (36.7)                           (8.5)
RECONCILIATION OF NET CASH FLOW TO
MOVEMENT IN NET DEBT (Note II)
Decrease in cash in the period..................................                        (36.7)                           (8.5)
Cash (inflow)/outflow from increase in debt
and lease finance...............................................                        (38.5)                          153.7
Change in net debt resulting from cash flows....................                        (75.2)                          145.2
New finance leases..............................................                         (2.8)                           (1.2)
Effect of foreign exchange rate change..........................                         43.5                            (5.6)
MOVEMENT IN NET DEBT IN THE PERIOD..............................                        (34.5)                          138.4
OPENING NET DEBT................................................                       (464.9)                         (456.0)
CLOSING NET DEBT................................................                       (499.4)                         (317.6)


 See accompanying notes to unaudited interim consolidated financial statements.

                               COMPASS GROUP PLC

        NOTES TO THE UNAUDITED INTERIM CONSOLIDATED CASH FLOW STATEMENT

                                                                                                       26 WEEK          26 WEEK
                                                                                                  PERIOD ENDED     PERIOD ENDED
                                                                                                 MARCH 30 1997    MARCH 31 1996
                                                                                                     UNAUDITED        UNAUDITED
                                                                                                     (POUNDS)M        (POUNDS)M
   I  RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW
      FROM OPERATING ACTIVITIES:
      Operating profit........................................................................            74.9             58.9
      Depreciation............................................................................            30.9             22.0
      Decrease/(increase) in stocks...........................................................             0.4             (3.8)
      Increase in debtors.....................................................................           (37.9)           (26.8)
      Increase in creditors and provisions....................................................            11.9             18.9
      Net cash inflow from operating activities...............................................            80.2             69.2

                                                                                                            OTHER
                                                                                            EXCHANGE     NON-CASH
                                                               SEP 29 1996    CASH FLOW    MOVEMENTS      CHANGES    MARCH 30 1997
                                                                   AUDITED    UNAUDITED    UNAUDITED    UNAUDITED        UNAUDITED
                                                                 (POUNDS)M    (POUNDS)M    (POUNDS)M    (POUNDS)M        (POUNDS)M
  II  ANALYSIS OF NET DEBT:
      Cash at bank and in hand..............................          90.2        (34.9)        (6.6)           -             48.7
      Overdrafts............................................          (0.1)        (1.8)         0.5            -             (1.4)
                                                                      90.1        (36.7)        (6.1)           -             47.3
      Debt due within 1 year................................         (13.3)         2.3          0.5            -            (10.5)
      Debt due after 1 year.................................        (519.2)       (44.6)        47.7            -           (516.1)
      Finance leases........................................         (22.5)         3.8          1.4         (2.8)           (20.1)
                                                                    (555.0)       (38.5)        49.6         (2.8)          (546.7)
      Total.................................................        (464.9)       (75.2)        43.5         (2.8)          (499.4)

                                                                                                       26 WEEK          26 WEEK
                                                                                                  PERIOD ENDED     PERIOD ENDED
                                                                                                 MARCH 30 1997    MARCH 31 1996
                                                                                                     UNAUDITED        UNAUDITED
                                                                                                     (POUNDS)M        (POUNDS)M
 III  ANALYSIS OF CHANGES IN LOANS AND OVERDRAFTS
      LESS LIQUID RESOURCES:
      Opening net borrowings..................................................................          (442.4)          (441.7)
      Net cash (outflow)/inflow before financing..............................................           (75.9)           144.9
      Capital element of finance lease rentals................................................            (3.8)            (2.4)
      Issue of ordinary share capital.........................................................             0.7              0.3
      Effect of foreign exchange rate change..................................................            42.1             (5.6)
      Closing net borrowings..................................................................          (479.3)          (304.5)

Closing net borrowings shown above exclude finance leases at March 30 1997 of (pounds)20.1m (March 31 1996: (pounds)13.1m).

                               COMPASS GROUP PLC

              NOTES TO THE UNAUDITED INTERIM FINANCIAL STATEMENTS

                                                                                                       26 WEEK          26 WEEK
                                                                                                  PERIOD ENDED     PERIOD ENDED
                                                                                                 MARCH 30 1997    MARCH 31 1996
                                                                                                     UNAUDITED        UNAUDITED
                                                                                                     (POUNDS)M        (POUNDS)M
1 TURNOVER AND OPERATING PROFIT

TURNOVER
Catering......................................................................................         1,717.5          1,227.9
Discontinued operations:
Healthcare....................................................................................               -             15.0
                                                                                                       1,717.5          1,242.9
Geographical analysis:
 -- United Kingdom............................................................................           308.2            267.8
 -- Continental Europe and the rest of the world..............................................           812.6            589.8
 -- North America.............................................................................           596.7            370.3
Discontinued operations:
 -- United Kingdom............................................................................               -             15.0
                                                                                                       1,717.5          1,242.9
OPERATING PROFIT
Catering*.....................................................................................            75.4             60.2
Discontinued operations:
Healthcare....................................................................................               -              3.2
                                                                                                          75.4             63.4
Geographical analysis:
 -- United Kingdom............................................................................            19.7             17.3
 -- Continental Europe and the rest of the world*.............................................            37.9             28.1
 -- North America.............................................................................            17.8             14.8
Discontinued operations:
 -- United Kingdom............................................................................               -              3.2
                                                                                                          75.4             63.4

 * Including (pounds)0.5m for associates in 1997 (1996: (pounds)4.5m).

2 EXCEPTIONAL ITEM

  During the 26 week period ended March 31 1996 the Group disposed of its interest in Compass Healthcare Limited, which constituted the Group's healthcare division, for (pounds)178.8m at a profit of (pounds)20.0m.

                               COMPASS GROUP PLC

                                                                                                       26 WEEK          26 WEEK
                                                                                                  PERIOD ENDED     PERIOD ENDED
                                                                                                 MARCH 30 1997    MARCH 31 1996
                                                                                                     UNAUDITED        UNAUDITED
                                                                                                     (POUNDS)M        (POUNDS)M
3 TAX ON PROFIT ON ORDINARY ACTIVITIES

United Kingdom:
Corporation tax...............................................................................             4.1              1.2
Deferred tax..................................................................................             0.8             (1.1)
                                                                                                           4.9              0.1
Overseas:
Tax payable...................................................................................            12.4             11.4
Deferred tax..................................................................................            (2.3)               -
Tax on share of profits of associated undertakings............................................             0.2              1.2
Adjustments in respect of prior years.........................................................            (0.2)               -
                                                                                                          10.1             12.6
Total tax charge..............................................................................            15.0             12.7

                                                                                                                           26 WEEK
                                                                                                                            PERIOD
                                                                                                              26 WEEK        ENDED
                                                                                                         PERIOD ENDED     MARCH 31
                                                                                                        MARCH 30 1997         1996
                                                                                                            UNAUDITED    UNAUDITED
                                                                                                     PER                       PER
                                                                                                   SHARE    (POUNDS)M        SHARE

4 DIVIDENDS

Dividends on ordinary shares of 5p each
Interim.....................................................................................       3.10p          9.9        2.75p
Final.......................................................................................           -            -            -
                                                                                                   3.10p          9.9        2.75p

                                                                                               26 WEEK
                                                                                                PERIOD
                                                                                                ENDED
                                                                                            MARCH 31 1996
                                                                                              UNAUDITED
                                                                                              (POUNDS)M
4 DIVIDENDS
Dividends on ordinary shares of 5p each
Interim.....................................................................................        8.7
Final.......................................................................................          -
                                                                                                    8.7

                                                                                                     UNAUDITED
                                                                                                    ACTUARIALLY
                                                                                             FAIR    DETERMINED
                                                                                            VALUE    PROVISIONS    OTHER    TOTAL
                                                                                          (POUNDS)M  (POUNDS)M   (POUNDS)M (POUNDS)M
5 PROVISIONS FOR LIABILITIES AND CHARGES

At September 30 1996.......................................................................     7.3          49.6     12.3     69.2
Arising from acquisitions..................................................................       -             -      0.6      0.6
Expenditure in the period..................................................................       -          (0.5)       -     (0.5)
Charged to profit and loss account.........................................................       -           0.6        -      0.6
Reclassification from/(to) current liabilities.............................................     0.5          (1.3)       -     (0.8)
Currency adjustment........................................................................    (0.1)         (2.1)    (0.6)    (2.8)
At March 30 1997...........................................................................     7.7          46.3     12.3     66.3

     Actuarially determined provisions are in respect of the long term proportion of liabilities for self-insured schemes and concessionary benefits for present and former employees.

                               COMPASS GROUP PLC

                                                                                                                     CONSOLIDATED
                                                                                               SHARE                     PROFIT &
                                                                                             PREMIUM                         LOSS
                                                                                             ACCOUNT     GOODWILL         ACCOUNT
                                                                                           UNAUDITED    UNAUDITED       UNAUDITED
                                                                                           (POUNDS)M    (POUNDS)M       (POUNDS)M
6 RESERVES

At September 30 1996....................................................................       680.8     (1,568.8)          246.1
Foreign exchange translation differences................................................           -            -            34.5
Retained profit for the period..........................................................           -            -            31.2
Options exercised.......................................................................         0.7            -               -
Goodwill arising on acquisition of business.............................................           -        (28.8)              -
At March 30 1997........................................................................       681.5     (1,597.6)          311.8

                                                                                                             WEIGHTED
                                                                                                              AVERAGE    CLOSING
                                                                                                                 RATE       RATE
7 EXCHANGE RATES

Exchange rates for major currencies used during the period after taking into account the Group's hedging arrangements were:
Belgian Franc.............................................................................................      47.27      56.41
Danish Krone..............................................................................................       8.87      10.42
Dutch Guilder.............................................................................................       2.57       3.07
French Franc..............................................................................................       7.77       9.21
German Mark...............................................................................................       2.30       2.73
Luxembourg Franc..........................................................................................      47.27      56.41
Norwegian Krone...........................................................................................       9.90      10.81
Portuguese Escudo.........................................................................................     236.25     275.47
Spanish Peseta............................................................................................     191.48     231.62
Swedish Krona.............................................................................................      10.31      12.35
Swiss Franc...............................................................................................       1.87       2.37
US Dollar.................................................................................................       1.51       1.63

8 SUBSEQUENT EVENT

Subsequent to the announcement of the Group's interim results, a cash tender offer totalling US $197 million has been made for the entire common stock of Daka International, Inc.